UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04367

Columbia Funds Series Trust I
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-612-671-1947

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Columbia Tax-Exempt Fund

Annual Report for the Period Ended November 30, 2010

Not FDIC insured • No bank guarantee • May lose value

Table of Contents

Fund Profile	1

Economic Update	2

Performance Information	4

Understanding Your Expenses	5

Portfolio Manager's Report	6

Investment Portfolio	8

Statement of Assets and Liabilities	28

Statement of Operations	30

Statement of Changes in Net Assets	31

Financial Highlights	33

Notes to Financial Statements	37

Report of Independent Registered Public Accounting Firm	46

Federal Income Tax Information	47

Fund Governance	48

Board Consideration and Approval of Advisory Agreements	53

Summary of Management Fee Evaluation by Independent Fee Consultant	57

Important Information About This Report	61

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation's largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe's largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city's financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments' beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy—an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

>  A singular focus on our shareholders

Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

>  First-class research and thought leadership

We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

>  A disciplined investment approach

We aren't distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don't consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Tax-Exempt Fund

Summary

■  For the 12-month period that ended November 30, 2010, the fund's Class A shares returned 5.12% without sales charge.

■  The fund outperformed the average return of the funds in its peer group, the Lipper General Municipal Debt Funds Classification,1 and its benchmark, the Barclays Capital Municipal Bond Index.2

■  Credit quality and maturity allocations helped the fund outperform these measures.

Portfolio Management

Kimberly Campbell has managed the fund since 2002. From 1995 until joining Columbia Management Advisers, LLC in May 2010, Ms. Campbell was associated with the fund's previous adviser or its predecessors as an investment professional.

1Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

2The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 11/30/10

+5.12%

Class A shares (without sales charge)

+4.76%

Barclays Capital Municipal Bond Index

Economic Update – Columbia Tax-Exempt Fund

Summary

For the 12-month period that ended November 30, 2010

■   Modest economic growth and relatively low interest rates boosted bond market returns until the final months of the period. The Barclays Capital Aggregate Bond Index delivered solid results. High-yield bonds kept pace with stocks, as measured by the JPMorgan Developed BB High Yield Index.

Barclays Aggregate Index	JPMorgan Index

■   The U.S. stock market, as measured by the S&P 500 Index, delivered solid returns, despite a summer correction. Emerging market stocks, as measured by the MSCI Emerging Markets Index (Net), outperformed U.S. stocks as well as stock markets in developed foreign markets, as measured by the MSCI EAFE Index (Net).

S&P Index	MSCI Emerging Markets Index

MSCI EAFE Index

The U.S. economy expanded at a modest pace in 2010, as measured by gross domestic product (GDP). Yet, growth was strong enough to allay fears of a relapse into recession. GDP expanded by 3.7% in the first quarter of 2010, 1.7% in the second quarter and 2.6% in the third quarter. With the Federal Reserve Board providing additional monetary stimulus to shore up economic growth and the extension of key tax cuts beyond the end of the year, economists are revising 2011 expectations upward. In addition, there is evidence that consumers are starting to feel more confident despite a 9.8% unemployment rate.

Consumer spending on cars, clothing and other goods generally trended higher throughout the year. Holiday spending is up in all retail categories compared with the same period in 2009, according to MasterCard Advisors' SpendingPulse, which tracks spending on all transactions including cash. Analysts say that an increase in personal savings and a decline in consumer debt have given consumers confidence to spend a little more this year. The personal savings rate edged higher, ending November at 5.7% and personal income also increased modestly during the year.

News on the job front was mostly positive in 2010, even though the number of new jobs added to the economy fell short of expectations. A good portion of the jobs added in March, April and May were temporary, government-sponsored census positions, which began to unwind in June, July and August. However, private sector payroll employment trended modestly higher, massive layoffs declined and job growth, in general, turned positive in the final months of the period, with the addition of 172,000 new jobs in October and 39,000 in November.

Despite some glimmers of improvement early in the year, the housing market remained troublesome. Both new and existing home sales fell after a federal tax credit for new and repeat homebuyers expired. Distressed properties pressured prices. And foreclosures continued—another drag on prices. The inventory of unsold new homes rose from 7.2 months to 10.5 months over the one-year period, according to the National Association of Realtors, raising concerns that a meaningful turnaround in housing could remain elusive for months to come.

Reports from the business side of the economy were generally positive. A key measure of the nation's manufacturing situation—the Institute for Supply Management's Index—took a somewhat surprising turn higher in the final months of the period. Industrial production was disappointingly flat at year end, while the amount of manufacturing capacity utilized—a key measure of the health of the manufacturing sector—inched higher.

Bonds delivered solid returns

As the economy strengthened, bonds delivered solid returns. The Barclays Capital Aggregate Bond Index1 returned 6.02%. The high-yield bond market kept pace with the stock market during the period. For the 12 months covered by this report, the

1The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

Economic Update (continued) – Columbia Tax Exempt Fund

JPMorgan Developed BB High Yield Index2 returned 14.22%. The Treasury market was also positive. As the yield on the 10-year U.S. Treasury, a common bellwether for the bond market, fell throughout most of the period (bond prices and yields move in opposite directions), the Barclays Capital U.S. Treasury Index3 returned 4.99%. However, municipal bonds struggled in the final months of the period, as interest rates inched higher and issue supply surged ahead of the expected expiration of the Buy America Bonds program. Nevertheless, the Barclays Capital Municipal Bond Index4 gained 4.76% for the period. Rising rates in the final months of the period also curtailed returns from other sectors. Despite positive economic activity, the Federal Reserve Board (the Fed) kept a key short-term interest rate—the federal funds rate—close to zero.

Stock rally regained its footing

Against a strengthening economic backdrop, a stock market rally that began early in 2009 continued into 2010 despite a summer setback linked to a debt crisis brewing in Europe, which raised concerns among U.S. investors. These fears were short-lived and stocks regained their footing in September, moving higher through the end of the year. The S&P 500 Index5 returned 9.94% for the 12-month period. Outside the United States, stock market returns were mixed. The MSCI EAFE Index (Net),6 a broad gauge of stock market performance in foreign developed markets, returned 1.11% (in U.S. dollars) for the period, as concerns about the impact of a bailout for weak eurozone economies weighed on the markets. Emerging stock markets were more resilient. The MSCI Emerging Markets Index (Net)7 returned 15.34% (in U.S. dollars) for the 12-month period.

Past performance is no guarantee of future results.

2The JPMorgan Developed BB High Yield Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market.

3The Barclays Capital U.S. Treasury Index includes public obligations of the U.S. Treasury. Treasury bills are excluded by the maturity constraint. In addition, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS, are excluded. STRIPS are excluded from the index because their inclusion would result in double-counting.

4The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

5The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

6The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a free float- adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of May 27, 2010, the MSCI EAFE Index (Net) consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

7The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of May 27, 2010, the MSCI EM Index (Net) consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

 Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance Information – Columbia Tax-Exempt Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 12/01/00 – 11/30/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Tax-Exempt Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 12/01/00 – 11/30/10 ($)

Sales charge	without	with
Class A	16,172	15,404
Class B	15,013	15,013
Class C	15,235	15,235
Class Z	16,341	n/a

Average annual total return as of 11/30/10 (%)

Share class	A		B		C		Z
Inception	11/21/78		05/05/92		08/01/97		09/16/05
Sales charge	without	with	without	with	without	with	without
1-year	5.12	0.13	4.34	–0.66	4.49	3.49	5.33
5-year	4.01	3.00	3.24	2.89	3.39	3.39	4.22
10-year	4.92	4.41	4.15	4.15	4.30	4.30	5.03

The "with sales charge" returns include the maximum initial sales charge of 4.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes a shareholder may pay on fund distributions or on the redemption of fund shares.

The returns shown for the fund's Class Z shares include the returns of the fund's Class A shares for periods prior to September 16, 2005, the date on which the fund's Class Z shares were first offered. The returns shown have been adjusted to reflect the fact that Class Z shares are sold without a sales charge. The returns shown have not been adjusted to reflect any differences in expenses, such as distribution and service (Rule 12b-1) fees between Class Z and Class A shares of the fund.

Understanding Your Expenses – Columbia Tax-Exempt Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

06/01/10 – 11/30/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,005.90	1,021.06	4.02	4.05	0.80
Class B	1,000.00	1,000.00	1,002.10	1,017.30	7.78	7.84	1.55
Class C	1,000.00	1,000.00	1,002.80	1,018.05	7.03	7.08	1.40
Class Z	1,000.00	1,000.00	1,006.90	1,022.06	3.02	3.04	0.60

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment adviser and/or any of its affiliates not waived fees or reimbursed a portion of expenses for Class C shares, account value at the end of the period for Class C shares would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager's Report – Columbia Tax-Exempt Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 11/30/10 ($)

Class A	13.13
Class B	13.13
Class C	13.13
Class Z	13.13

Distributions declared per share

12/01/09 – 11/30/10 ($)

Class A	0.59
Class B	0.49
Class C	0.51
Class Z	0.61

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income and is taxable when distributed.

30-day SEC yields

as of 11/30/10 (%)

Class A	3.76
Class B	3.18
Class C	3.34
Class Z	4.15

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period. Had the investment adviser and/or any of its affiliates not waived fees or reimbursed a portion of expenses for Class C shares, the 30-day SEC yield for Class C shares would have been reduced.

Taxable Equivalent SEC yields

as of 11/30/10 (%)

Class A	5.78
Class B	4.90
Class C	5.14
Class Z	6.38

Taxable-equivalent SEC yields are calculated assuming a 35.0% federal income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels. Your taxable-equivalent yield may be different depending on your tax bracket.

For the 12-month period that ended November 30, 2010, the fund's Class A shares returned 5.12% without sales charge. The fund's benchmark, the Barclays Capital Municipal Bond Index, returned 4.76%. The average return of the fund's peer group, the Lipper General Municipal Debt Funds Classification, was 4.58%. The fund benefited from favorable credit quality and maturity allocations.

Strong gains for municipal bonds

Municipal bonds rallied strongly, especially from April through August, as declining interest rates helped boost bond prices. In addition, the sector benefited from a combination of strong demand, fueled by anticipation of higher tax rates and the possible expiration of the Bush-era tax cuts, and reduced supply—especially for longer-term bonds with maturities of 20 years or more. Tax-exempt municipal supply tightened as Build America Bonds (BABs) became more popular. BABs give issuers a federal subsidy for issuing taxable debt. Many issuers also benefited from credit upgrades, as Moody's Investor Services applied its global ratings scale to the municipal market. Late in the period, however, bond prices retreated as municipal yields rose to levels not seen since the summer of 2009, amid mounting worries over tax policy, the ballooning federal budget deficit and fiscal distress facing many state and local governments. In addition, demand for tax-exempt bonds slowed as the supply of new issuance increased.

Strong gains from lower quality issues

Throughout the year, interest rates stayed near historical lows, pushing investors to look for opportunities to add yield. Among the year's strongest performers were lower quality (BBB1 and below) muni bonds, which offered a yield advantage over higher quality issues. The fund benefited from having an overweight and good issue selection in the BBB sector, as well as exposure to below investment-grade issues, which are not in the index. Strong issue selection in higher quality (AA and AAA) bonds, where the fund had underweights, further aided results.

Bias toward longer-maturity issues

The fund also was well positioned for declining interest rates. During the period we added to issues with maturities of 20 years and longer which made the fund more sensitive than its benchmark to interest rate changes. Performance benefited from the fund's holdings in the 20- to 30-year maturity range, where issue selection also was strong. An above-average stake in 15- to 25-year non-callable bonds, which are bonds that cannot be redeemed before maturity, was particularly helpful. An overweight in the 10- to 15-year maturity range along with an underweight in weaker performing zero- to four-year issues also aided results, as did strong security selection in the five- to 10-year range.

1The credit quality ratings represent the lower of one of the following nationally recognized rating agencies: Standard & Poor's or Moody's Investor Services. If a security is rated by only one of the two agencies, that rating is used. If a security is not rated by either of the two agencies, it is designated as Non-Rated. Ratings are relative and subjective and are not absolute standards of quality. The credit quality of the fund's investments does not remove market risk.

Portfolio Manager's Report (continued) – Columbia Tax-Exempt Fund

Sector winners and losers

Among the sectors that gave the biggest boost to performance were hospitals, housing, industrial development bonds (IDB) and electric revenue bonds, where issue selection was strong. An IDB is issued by a government agency on behalf of a corporation for the purposes of promoting economic development or compliance with environmental regulations. Local general obligation (GO) bonds and pre-refunded bonds, however, were weaker performers. Local GOs were hurt by the budget problems facing many issuers. In addition, some of the fund's local GOs were zero coupon bonds, which hampered yield. Zero coupon bonds are sold at a deep discount and pay no interest. Pre-refunded bonds lagged other sectors because of their higher quality and generally shorter maturity. Pre-refunding occurs when a bond issuer sells a new bond and then invests the proceeds in shorter term government securities so it can pay off the old bond. An underweight in airline bonds, which were strong performers, and weak issue selection in the education sector detracted from relative performance.

Favorable but cautious outlook

We believe municipal bonds have the potential to offer solid returns in the coming year. However, there are many uncertainties that could affect returns, including tax changes, the possible expiration of the BABs program, new tax-exempt issuance and the pace of economic recovery. In addition, we remain concerned about budgetary shortfalls facing most states and municipalities. Going forward, we think issue selection will be critical, especially as we try to take advantage of selective buying opportunities created by stresses in the marketplace. We plan to continue to maintain our emphasis on lower quality investment-grade securities as well as bonds in the 10- to 25-year maturity range. However, we may reduce the fund's sensitivity to interest rate changes, especially if we see signs of more robust economic growth.

Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves certain risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Investments in high-yield bonds (sometimes referred to as "junk" bonds) offer the potential for high current income and attractive total return but involve certain risks. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make principal and interest payments.

Top 5 sectors

as of 11/30/10 (%)

Refunded/Escrowed	10.6
Special Non-Property Tax	9.2
State General Obligations	8.9
Local General Obligations	8.0
State Appropriated	6.1

Quality breakdown

as of 11/30/10 (%)

AAA	17.6
AA	33.7
A	27.0
BBB	11.4
BB	0.7
B	0.6
CCC	0.6
CC	0.1
Non-Rated	8.3

Maturity breakdown

as of 11/30/10 (%)

1-3 years	1.0
3-5 years	3.3
5-7 years	8.5
7-10 years	15.5
10-15 years	21.8
15-20 years	15.6
20-25 years	16.5
25 years and over	16.3
Net Cash & Equivalents	1.5

Ratings shown in the quality breakdown are assigned to individual bonds by taking the lower of the ratings available from one of the following nationally recognized rating agencies: Standard & Poor's or Moody's Investor Services. If a security is rated by only one of the two agencies, that rating is used. If a security is not rated by either of the two agencies, it is designated as Non-Rated. Ratings are relative and subjective and are not absolute standards of quality. The credit quality of the fund's investments does not remove market risk.

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calcualted as a percentage of net assets.

Investment Portfolio – Columbia Tax-Exempt Fund

November 30, 2010

Municipal Bonds – 97.3%
	Par ($)	Value ($)
Education – 6.9%
Education – 5.9%
AZ Glendale Industrial Development Authority
Midwestern University,
Series 2010, 5.000% 05/15/35	3,000,000	2,913,360
CA Educational Facilities Authority
Loyola Marymount University,
Series 2001, Insured: NPFGC: (a) 10/01/17	2,525,000	1,900,845
(a) 10/01/20	2,000,000	1,220,120
IN Purdue University
Certificates of Participation,
Series 2006, 5.250% 07/01/22	2,000,000	2,274,720
MA College Building Authority
Series 1994 A,
7.500% 05/01/14	3,500,000	3,941,595
MA Development Finance Agency
College of the Holy Cross,
Series 2002, Insured: AMBAC 5.250% 09/01/32	8,500,000	9,266,190
MA Health & Educational Facilities Authority
Boston College,
Series 2008, 5.500% 06/01/35	19,500,000	21,939,645
Harvard University,
Series 1991 N, 6.250% 04/01/20	2,000,000	2,575,700
Massachusetts Institute of Technology,
Series 2002 K, 5.500% 07/01/22	8,000,000	9,834,800
NH Health & Education Facilities Authority
Series 2009,
5.250% 06/01/39	4,000,000	4,212,920
NY Dormitory Authority
Educational Housing Services,
Series 2005, Insured: AMBAC 5.250% 07/01/30	3,000,000	2,903,610
Mt. Sinai School of Medicine,
Series 2009, 5.125% 07/01/39	15,000,000	14,810,850

	Par ($)	Value ($)
New York University:
Series 2001 1, Insured: AMBAC 5.500% 07/01/40	12,250,000	13,494,723
Series 2008 A:
5.000% 07/01/29	3,845,000	4,007,413
5.000% 07/01/38	5,800,000	5,894,888
Upstate Community Colleges,
Series 2005 B, Insured: NPFGC 5.500% 07/01/23	2,000,000	2,292,200
UT Weber State University Revenue
Series 2005,
Insured: NPFGC 4.250% 04/01/29	5,100,000	4,861,983
VA College Building Authority
Washington & Lee University,
Series 2001, 5.375% 01/01/21	5,000,000	5,848,400
WV University of West Virginia
Series 1998 A,
Insured: NPFGC 5.250% 04/01/28	5,000,000	5,354,050
Series 2000 A,
Insured: AMBAC: (a) 04/01/16	3,300,000	2,810,445
(a) 04/01/18	3,800,000	2,899,286
Education Total		125,257,743
Prep School – 0.5%
CA Municipal Finance Authority
Escondido Charter,
Series 2006 A, 5.250% 06/01/36	1,750,000	1,427,195
CA Statewide Communities Development Authority
College for Certain LLC,
Series 2010, GTY AGMT: PCSD Guaranty Pool LLC 6.000% 07/01/30	5,000,000	4,746,100
TX La Vernia Higher Education Finance Corp.
Kipp, Inc.,
Series 2009 A, 6.375% 08/15/44	5,000,000	5,001,050
Prep School Total		11,174,345

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund

November 30, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
Student Loan – 0.5%
MA Educational Financing Authority
Series 2008 H, AMT,
Insured: AGC 6.350% 01/01/30	10,090,000	10,497,131
Student Loan Total		10,497,131
Education Total		146,929,219
Health Care – 8.4%
Continuing Care Retirement – 1.4%
MA Development Finance Agency
Series 2009,
7.750% 06/01/39	2,250,000	2,333,385
MD Baltimore County
Oak Crest Village, Inc.,
Series 2007 A, GTY AGMT: Oak Campus Partners LLC 5.000% 01/01/37	5,000,000	4,502,450
MO Health & Educational Facilities Authority
Series 2010,
5.500% 02/01/42	2,000,000	1,878,260
MO St. Louis Industrial Development Authority
St. Andrew's Resources for Seniors,
Series 2007 A, 6.375% 12/01/41	7,000,000	6,295,380
NC Medical Care Commission
First Givens Estates, Inc.,
Series 2007, 5.000% 07/01/33	5,000,000	4,488,100
Glenaire, Inc.,
Series 2006, 5.500% 10/01/31	2,500,000	2,269,525
PA Montgomery County Industrial Development Authority
Whitemarsh Continuing Care Retirement Community,
Series 2005, 6.125% 02/01/28	2,000,000	1,780,840
TX Bexar County Health Facilities Development Corp.
Series 2010,
6.200% 07/01/45	2,300,000	2,303,128
TX Tarrant County Cultural Education Facilities Finance Corp.
CC Young Memorial Home,
Series 2009, 8.000% 02/15/38	4,000,000	3,938,280
Continuing Care Retirement Total		29,789,348

	Par ($)	Value ($)
Health Services – 0.5%
MA Development Finance Agency
Boston Biomedical Research Institute,
Series 1999, 5.650% 02/01/19	1,210,000	1,171,934
MN Minneapolis & St. Paul Housing & Redevelopment Authority
Group Health Plan, Inc.,
Series 2003, 6.000% 12/01/17	1,650,000	1,758,372
WI Health & Educational Facilities Authority
Marshfield Clinic,
Series 1999, Insured: RAD 6.250% 02/15/29	7,200,000	7,201,296
Health Services Total		10,131,602
Hospitals – 5.2%
AL Montgomery Medical Clinic Board
Jackson Hospital & Clinic,
Series 2006, 4.750% 03/01/36	1,000,000	826,010
CA ABAG Finance Authority for Nonprofit Corps.
San Diego Hospital Association,
Series 2003 C, 5.375% 03/01/20	1,320,000	1,344,486
CA Kaweah Delta Health Care District
Series 2006,
4.500% 06/01/34	9,500,000	7,645,505
FL Hillsborough County Industrial Development Authority
Tampa General Hospital,
Series 2003 A: 5.000% 10/01/18	825,000	839,116
5.250% 10/01/24	4,000,000	3,972,520
FL Orange County Health Facilities Authority
Orlando Health, Inc.,
Series 2009, 5.125% 10/01/26	4,350,000	4,274,701
FL South Lake Hospital District
South Lake Hospital, Inc.,
Series 2010, 6.250% 04/01/39	1,335,000	1,352,836
FL West Orange Health Care District
Series 2001 A,
5.650% 02/01/22	3,650,000	3,682,047

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund

November 30, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
GA Chatham County Hospital Authority
Memorial Health University Medical Center,
Series 2004 A, 5.500% 01/01/34	2,500,000	2,070,400
LA Public Facilities Authority
Touro Infirmary,
Series 1999 A, 5.625% 08/15/29	10,940,000	8,979,333
MA Health & Educational Facilities Authority
Care Group, Inc.,
Series 2008, 5.125% 07/01/33	2,000,000	1,893,680
Partners Healthcare System,
Series 2010, 5.000% 07/01/34	9,900,000	9,845,253
Series 1998 B-2,
Insured: NPFGC 5.375% 02/01/28	1,380,000	1,393,276
MD Health & Higher Educational Facilities Authority
University of Maryland Medical Systems,
Series 2005, Insured: AMBAC 5.250% 07/01/28	3,000,000	3,102,210
MI Hospital Finance Authority Revenue
Henry Ford Health Systems,
Series 2006 A, 5.250% 11/15/32	2,000,000	1,869,040
MS Medical Center Building Corp.
University of Mississippi Medical Center,
Series 1998, Insured: AMBAC 5.500% 12/01/23	5,300,000	5,842,667
NC Medical Care Commission
Wilson Memorial Hospital,
Series 1997, Insured: AMBAC (a) 11/01/14	1,380,000	1,209,322
NJ Health Care Facilities Financing Authority
St. Joseph's Hospital & Medical Center,
Series 2008, 6.625% 07/01/38	4,000,000	4,089,200
NY Albany Industrial Development Agency
St. Peter's Hospital,
Series 2008 A, 5.250% 11/15/27	3,830,000	3,712,879

	Par ($)	Value ($)
NY Dormitory Authority
Long Island Jewish Medical,
Series 2009, 5.500% 05/01/37	4,250,000	4,318,467
SC Greenville Hospital System Board
GHS Partners in Health,
Series 2001, GTY AGMT: Endowment Fund Greenville, Insured: AMBAC 5.500% 05/01/26	5,000,000	5,097,250
TN Knox County Health, Educational & Housing Facilities Authority
Fort Sanders Alliance,
Series 1993, Insured: NPFGC 5.250% 01/01/15	5,000,000	5,433,500
TN Sullivan County Health, Educational & Housing Facilities Board
Wellmont Health System,
Series 2006 C, 5.250% 09/01/36	6,865,000	6,022,733
VA Fairfax County Industrial Development Authority
Inova Alexandria Health Service,
Series 2009, 5.500% 05/15/35	4,000,000	4,209,720
Inova Health System,
Series 1993, 5.000% 08/15/23	10,000,000	10,770,400
WI Health & Educational Facilities Authority
Aurora Health Care, Inc.:
Series 1999 A, 5.600% 02/15/29	4,000,000	4,000,240
Series 2003,
6.400% 04/15/33	4,250,000	4,324,290
Hospitals Total		112,121,081
Intermediate Care Facilities – 0.5%
IL Development Finance Authority
Hoosier Care, Inc.,
Series 1999 A, 7.125% 06/01/34	2,195,000	1,980,131
IN Health Facilities Financing Authority
Hoosier Care, Inc.,
Series 1999 A, 7.125% 06/01/34	11,335,000	10,225,417
Intermediate Care Facilities Total		12,205,548

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund

November 30, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
Nursing Homes – 0.8%
IA Finance Authority
Care Initiatives,
Series 1998 B, 5.750% 07/01/28	4,500,000	3,834,900
IA Marion Health Care Facilities
AHF/Kentucky-Iowa, Inc.,
Series 2003, 8.000% 01/01/29	189,000	188,089
MA Industrial Finance Agency
Quaside, Inc.,
Series 1994, 8.300% 07/01/23	9,385,000	4,759,227
PA Chester County Industrial Development Authority
Pennsylvania Nursing Home,
Series 2002, 8.500% 05/01/32	6,050,000	5,409,063
PA Washington County Industrial Development Authority
AHF Project,
Series 2003, 8.500% 01/01/29	2,175,000	2,166,800
TN Metropolitan Government Nashville & Davidson County Health & Education Board
AHF Project,
Series 2003, 8.500% 01/01/29	499,000	497,119
Nursing Homes Total		16,855,198
Health Care Total		181,102,777
Housing – 3.9%
Assisted Living/Senior – 0.2%
MN Roseville
Care Institute, Inc.,
Series 1993, 7.750% 11/01/23	3,275,000	2,551,585
NY Suffolk County Industrial Development Agency
Gurwin Jewish-Phase II,
Series 2004, 6.700% 05/01/39	880,000	861,344
Assisted Living/Senior Total		3,412,929

	Par ($)	Value ($)
Multi-Family – 3.2%
CO Educational & Cultural Facilities Authority
Campus Village Apartments LLC,
Series 2008 CA: 5.500% 06/01/33	2,000,000	2,003,560
5.500% 06/01/38	6,000,000	5,932,920
FL Broward County Housing Finance Authority
Chaves Lake Apartments Ltd.,
Series 2000 A, AMT, 7.500% 07/01/40	7,925,000	7,603,403
Cross Keys Apartments,
Series 1998 A, AMT, 5.750% 10/01/28	985,000	953,973
FL Capital Trust Agency
Atlantic Housing Foundation,
Series 2008 B, 4.989% 07/15/32 (e)	1,895,000	937,589
FL Clay County Housing Finance Authority
Breckenridge Commons Ltd.,
Series 2000 A, AMT, 7.450% 07/01/40	3,872,425	3,615,490
MA Housing Finance Agency
Series 2004 A, AMT,
Insured: AGMC 5.250% 07/01/25	10,000,000	10,064,300
MD Economic Development Corp.
Collegiate Housing Foundation,
Series 1999 A, 6.000% 06/01/30	3,000,000	2,912,850
MO St. Louis Area Housing Finance Corp.
Wellington Arms III,
Series 1979, 7.375% 01/01/21	1,302,969	1,306,695
NC Durham Housing Authority
Magnolia Pointe Apartments,
Series 2005, AMT, 5.650% 02/01/38	3,234,088	2,421,847
NC Medical Care Commission
ARC Project,
Series 2004 A, 5.800% 10/01/34	1,400,000	1,406,300
NJ Economic Development Authority
Provident Group-Montclair,
Series 2010, 5.875% 06/01/42	13,000,000	12,916,930

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund

November 30, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
NY New York City Housing Development Corp.
Series 2005 F-1,
4.650% 11/01/25	5,000,000	5,072,250
OK County Finance Authority
Sail Associates LLC,
Series 2007, AMT, LOC: Bank of the West 5.250% 12/01/41 (c)	1,475,000	1,489,366
PA Higher Educational Facilities Authority
Edinboro University Foundation:
Series 2008, 5.750% 07/01/28	3,000,000	2,973,630
Series 2010, 6.000% 07/01/43	1,450,000	1,415,476
Resolution Trust Corp.
Pass-Through Certificates,
Series 1993 A, 8.500% 12/01/16 (f)	6,615,223	6,296,104
Multi-Family Total		69,322,683
Single-Family – 0.5%
CA Department of Veterans Affairs
Series 2007, AMT,
4.850% 12/01/22	1,700,000	1,667,581
CO El Paso County School District No. 11
Series 1988 A, AMT,
Guarantor: GNMA 8.375% 03/25/19	60,159	61,297
FL Brevard County
Series 1985,
Insured: FGIC (a) 04/01/17	375,000	203,588
MD Community Development Administration Department of Housing & Community Development
Series 2006 B, AMT,
4.900% 09/01/37	4,765,000	4,606,087
ME Housing Authority
Series 2006 D, AMT,
4.950% 11/15/31	2,010,000	1,984,151
WA Housing Finance Commission
Series 2006 3-A, AMT,
Guarantor: GNMA 5.000% 12/01/37	2,905,000	2,837,691
Single-Family Total		11,360,395
Housing Total		84,096,007

	Par ($)	Value ($)
Industrials – 3.1%
Chemicals – 0.1%
LA Local Government Environmental Facilities & Community Development Authority
Series 2010 A2,
6.500% 11/01/35 (g)	2,800,000	2,850,792
Chemicals Total		2,850,792
Food Products – 0.4%
MI Strategic Fund
Imperial Sugar Co.:
Series 1998 A, 6.250% 11/01/15	2,250,000	2,139,547
Series 1998 B, 6.450% 11/01/25	3,500,000	3,062,395
Series 1998 C, AMT, GTY AGMT: Imperial Sugar Co. 6.550% 11/01/25	4,250,000	3,591,165
Food Products Total		8,793,107
Forest Products & Paper – 0.4%
FL Escambia County Environmental Improvement Revenue
International Paper Co.,
Series 2003 A, AMT, 5.750% 11/01/27	2,750,000	2,753,492
GA Rockdale County Development Authority
Visy Paper, Inc.,
Series 2007 A, AMT, GTY AGMT: Pratt USA 6.125% 01/01/34	2,000,000	1,888,100
MS Lowndes County
Weyerhaeuser Co.,
Series 1992 A, 6.800% 04/01/22	2,470,000	2,709,368
SC Richland County
International Paper Co.,
Series 2003, AMT, 6.100% 04/01/23	1,000,000	1,012,510
Forest Products & Paper Total		8,363,470
Manufacturing – 0.6%
IL Will-Kankakee Regional Development Authority
Flanders Corp.,
Series 1997, AMT, 6.500% 12/15/17	1,660,000	1,627,946
KS Wichita Airport Authority
Cessna Citation Service Center,
Series 2002 A, AMT, GTY AGMT: Textron, Inc. 6.250% 06/15/32	5,000,000	4,478,300

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund

November 30, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
MO Development Finance Board
Procter & Gamble Co.,
Series 1999, AMT, 5.200% 03/15/29	4,385,000	4,415,607
MO St. Louis Industrial Development Authority
Anheuser-Busch Companies, Inc.,
Series 1991, 6.650% 05/01/16	1,400,000	1,649,200
Manufacturing Total		12,171,053
Oil & Gas – 1.1%
AZ Salt Verde Financial Corp. Senior Gas Revenue
Series 2007,
5.000% 12/01/32	5,400,000	4,873,068
LA St. John Baptist Parish
Marathon Oil Corp.,
Series 2007 A, 5.125% 06/01/37	12,750,000	11,835,825
TN Energy Acquisition Corp.
Series 2006,
5.250% 09/01/26	1,250,000	1,212,138
TX Texas City Industrial Development Corp.
BP Pipelines N.A., Inc.,
Series 1990, GTY AGMT: Atlantic Richfield Co. 7.375% 10/01/20	2,000,000	2,361,920
VI Virgin Islands Public Finance Authority
Hovensa LLC,
Series 2003, AMT, 6.125% 07/01/22	2,975,000	2,979,343
Oil & Gas Total		23,262,294
Other Industrial Development Bonds – 0.5%
MI Strategic Fund
NSF International,
Series 2004, 5.250% 08/01/26	600,000	580,056
NJ Economic Development Authority
GMT Realty LLC,
Series 2006 B, AMT, 6.875% 01/01/37	7,000,000	6,162,940
PA Dauphin County Industrial Development Authority
General Waterworks Corp.,
Series 1992 A, AMT, 6.900% 06/01/24	3,400,000	3,963,346
Other Industrial Development Bonds Total		10,706,342
Industrials Total		66,147,058

	Par ($)	Value ($)
Other – 13.3%
Other – 0.8%
LA New Orleans Aviation Board
Series 2009 A,
6.250% 01/01/30	5,250,000	5,383,455
TX Capital Area Cultural Education Facilities Finance Corp.
Series 2005 B,
6.125% 04/01/45	11,000,000	10,790,230
Other Total		16,173,685
Pool/Bond Bank – 1.5%
FL Municipal Loan Council
Series 2000 A,
Insured: NPFGC (a) 04/01/21	1,000,000	588,250
IL Metropolitan Water Reclamation District Greater Chicago
Series 2007 C,
5.250% 12/01/33	13,210,000	14,824,130
MA Water Pollution Abatement Trust
Series 1999 A,
6.000% 08/01/17	10,000,000	12,403,800
Series 2006,
5.250% 08/01/24	4,000,000	4,690,360
Pool/Bond Bank Total		32,506,540
Refunded/Escrowed (h) – 10.6%
AZ Pima County Industrial Development Authority
Series 1989, AMT,
Escrowed to Maturity, 8.200% 09/01/21	11,845,000	15,910,322
CA Foothill Eastern Transportation Corridor Agency
Series 1995 A,
Escrowed to Maturity, (a) 01/01/18	10,000,000	8,350,600
CA Morgan Hill Unified School District
Series 2002,
Escrowed to Maturity, Insured: FGIC (a) 08/01/22	3,345,000	2,226,399
CA Palmdale Community Redevelopment Agency
Series 1986 D, AMT,
Escrowed to Maturity, Insured: FHA 8.000% 04/01/16	7,000,000	8,937,880

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund

November 30, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
CA Perris Community Facilities District
Series 1991 2-90,
Escrowed to Maturity, 8.750% 10/01/21	6,165,000	9,353,415
CA Pomona
Series 1990 A,
Escrowed to Maturity, Guarantor: GNMA 7.600% 05/01/23	8,315,000	10,929,569
CO Health Facilities Authority
American Housing Foundation I, Inc.,
Series 2003 A, Pre-refunded 12/01/11, 8.500% 12/01/31	885,000	948,764
FL Jacksonville Transportation Authority
Series 1985,
Escrowed to Maturity, 9.200% 01/01/15	2,000,000	2,328,120
FL Melbourne
Series 2000 A,
Escrowed to Maturity, Insured: FGIC (a) 10/01/19	600,000	454,818
FL Mid-Bay Bridge Authority
Series 1991 A,
Escrowed to Maturity, 6.875% 10/01/22	2,000,000	2,605,080
FL Orange County Health Facilities Authority
Orlando Regional Health Care System,
Series 1996 A, Escrowed to Maturity, Insured: NPFGC 6.250% 10/01/16	2,120,000	2,547,519
FL Seminole County
Series 1992,
Escrowed to Maturity, Insured: NPFGC 6.000% 10/01/19	1,030,000	1,230,675
GA Fulton County Water & Sewer
Series 1992,
Escrowed to Maturity, Insured: FGIC 6.375% 01/01/14	12,000,000	13,012,440

	Par ($)	Value ($)
GA Municipal Electric Authority
Series 1991:
Escrowed to Maturity, Insured: NPFGC 6.600% 01/01/18	3,600,000	4,341,636
Pre-refunded to Various Dates,
Insured: NPFGC 6.600% 01/01/18	420,000	487,511
ID Health Facilities Authority
IHC Hospitals, Inc.,
Series 1992, Escrowed to Maturity, 6.650% 02/15/21	6,000,000	7,872,300
IL Glendale Heights
Series 1985 B,
Escrowed to Maturity, 7.100% 12/01/15	1,045,000	1,201,332
MA College Building Authority
Series 1999 A,
Escrowed to Maturity, Insured: NPFGC: (a) 05/01/19	7,710,000	5,970,547
(a) 05/01/20	7,750,000	5,704,388
MA Turnpike Authority
Series 1993 A,
Escrowed to Maturity, Insured: FGIC 5.125% 01/01/23	3,600,000	4,188,276
MA Water Resources Authority
Series 1992 A,
Escrowed to Maturity, Insured: FGIC 6.500% 07/15/19	5,000,000	6,124,300
MI State
525 Redevco, Inc.,
Series 2000, Escrowed to Maturity, Insured: AMBAC (a) 06/01/21	6,000,000	4,153,440
MN University of Minnesota
Series 1996 A,
Escrowed to Maturity, 5.500% 07/01/21	1,000,000	1,167,910

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund

November 30, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
MN Western Minnesota Municipal Power Agency
Series 1983 A,
Escrowed to Maturity, Insured: NPFGC 9.750% 01/01/16	1,000,000	1,334,890
NC Eastern Municipal Power Agency
Series 1987 A,
Pre-refunded 01/01/22, 4.500% 01/01/24	1,750,000	1,967,840
Series 1991 A,
Escrowed to Maturity, 5.000% 01/01/21	8,735,000	10,105,521
NE Omaha Public Power District
Series 1992 B,
Escrowed to Maturity, 6.200% 02/01/17	1,600,000	1,859,088
NJ Turnpike Authority
Series 1991 C,
Escrowed to Maturity, Insured: NPFGC 6.500% 01/01/16	11,000,000	12,520,860
NY Triborough Bridge & Tunnel Authority
Series 1992 Y,
Escrowed to Maturity, 6.125% 01/01/21	11,000,000	13,939,310
Series 1992,
Escrowed to Maturity, Insured: CAP 6.125% 01/01/21	7,000,000	8,870,470
PA Cambria County Industrial Development Authority
Beverly Enterprises,
Series 1987, Escrowed to Maturity, 10.000% 06/18/12	400,000	434,740
PA Convention Center Authority
Series 1989 A,
Escrowed to Maturity, Insured: FGIC 6.000% 09/01/19	14,010,000	16,990,487
PR Commonwealth of Puerto Rico Public Finance Corp.
Series 1998 A,
Economically Defeased to Maturity, Insured: AMBAC 5.125% 06/01/24	3,000,000	3,364,320
Series 2002 E,
Escrowed to Maturity, 6.000% 08/01/26	2,470,000	3,151,053

	Par ($)	Value ($)
SC Piedmont Municipal Power Agency
Series 1993,
Escrowed to Maturity, Insured: NPFGC 5.375% 01/01/25	3,960,000	4,637,041
TX Houston Water & Sewer System
Series 1998 A,
Escrowed to Maturity, Insured: AGMC: (a) 12/01/19	26,955,000	20,236,197
(a) 12/01/23	2,515,000	1,530,201
UT Provo
Series 1980,
Escrowed to Maturity, 10.125% 04/01/15	975,000	1,174,017
VA Tobacco Settlement Financing Corp.
Series 2005,
Refunded to Various Dates, 5.500% 06/01/26	5,000,000	5,590,350
Refunded/Escrowed Total		227,753,626
Tobacco – 0.4%
CA Golden State Tobacco Securitization Corp.
Series 2007 A-1,
5.000% 06/01/33	2,500,000	1,847,225
NJ Tobacco Settlement Financing Corp.
Series 2007 1-A,
4.625% 06/01/26	5,055,000	4,073,976
OH Buckeye Tobacco Settlement Financing Authority
Series 2007 A-2,
5.125% 06/01/24	3,750,000	3,082,275
Tobacco Total		9,003,476
Other Total		285,437,327
Other Revenue – 1.5%
Hotels – 0.1%
MA Boston Industrial Development Financing Authority
Crosstown Center Hotel LLC,
Series 2002, AMT, 6.500% 09/01/35	2,845,000	1,645,662
NJ Middlesex County Improvement Authority
Heldrich Associates LLC:
Series 2005 B, 6.250% 01/01/37 (i)	4,000,000	600,000

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund

November 30, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
Series 2005 C,
8.750% 01/01/37 (i)	1,500,000	150,000
Hotels Total		2,395,662
Recreation – 1.4%
CA Agua Caliente Band Cahuilla Indians
Series 2003,
6.000% 07/01/18 (f)	1,750,000	1,807,557
CA Cabazon Band Mission Indians
Series 2004:
4.840% 10/01/15 (e)(f)	1,740,000	1,168,758
5.050% 10/01/19 (e)(f)	8,670,000	5,715,958
7.358% 10/01/11 (e)	400,000	304,752
Series 2010,
8.375% 10/01/20	1,415,000	1,399,407
CT Mashantucket Western Pequot Tribe
Series 2007 A,
5.750% 09/01/34 (f)(i)	4,000,000	1,853,480
FL Seminole Indian Tribe
Series 2007 A,
5.250% 10/01/27 (f)	6,750,000	6,039,832
NY Industrial Development Agency
Yankee Stadium,
Series 2006, Insured: FGIC 5.000% 03/01/46	2,000,000	1,898,120
OK Chickasaw Nation
Series 2007,
6.000% 12/01/25 (f)	6,030,000	6,282,476
OR Cow Creek Band Umpqua Tribe of Indians
Series 2006 C,
5.625% 10/01/26 (f)	3,500,000	2,806,195
Recreation Total		29,276,535
Other Revenue Total		31,672,197
Resource Recovery – 0.4%
Disposal – 0.1%
NV Department of Business & Industry
Republic Services, Inc.,
Series 2003, AMT, 5.625% 12/01/26 (06/01/18) (c)(d)	2,000,000	2,101,160
Disposal Total		2,101,160

	Par ($)	Value ($)
Resource Recovery – 0.3%
PA Economic Development Financing Authority
Philidelphia Project Finance,
Series 2009 B, 6.250% 01/01/32	5,325,000	5,484,484
Resource Recovery Total		5,484,484
Resource Recovery Total		7,585,644
Tax-Backed – 36.1%
Local Appropriated – 2.5%
CA Los Angeles County Schools
Series 1999 A,
Insured: AMBAC (a) 08/01/22	2,180,000	1,027,826
IL Chicago Board of Education
Series 1992 A,
Insured: NPFGC: 6.000% 01/01/16	5,000,000	5,797,150
6.000% 01/01/20	8,000,000	9,266,560
6.250% 01/01/15	12,900,000	14,129,370
IN Crown Point School Building Corp.
Series 2000,
Insured: NPFGC (a) 01/15/19	8,165,000	5,794,864
IN Noblesville Redevelopment Authority
Series 2006 A,
5.250% 08/01/25	2,000,000	2,113,120
MN Hibbing Economic Development Authority
Series 1997,
6.400% 02/01/12	270,000	270,300
MO St. Louis Industrial Development Authority
St. Louis Convention Center,
Series 2000, Insured: AMBAC (a) 07/15/18	2,000,000	1,262,640
SC Scago Educational Facilities Corp. for Spartanburg School District No. 5
Series 2005,
Insured: AGMC 4.600% 04/01/22	8,885,000	9,149,951
TX Houston Independent School District
Series 1998 A,
Insured: AMBAC: (a) 09/15/18	3,885,000	2,996,190
(a) 09/15/20	3,885,000	2,688,847
Local Appropriated Total		54,496,818

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund

November 30, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
Local General Obligations – 8.0%
AZ Tucson
Series 1994 G,
Insured: NPFGC 7.625% 07/01/14	3,140,000	3,811,426
CA Alvord Unified School District
Series 2002 A,
Insured: NPFGC 5.900% 02/01/19	1,975,000	2,287,406
CA Benicia Unified School District
Series 1997 A,
Insured: NPFGC (a) 08/01/21	5,955,000	3,304,429
CA Clovis Unified School District
Series 2004 A,
Insured: NPFGC (a) 08/01/20	7,000,000	4,474,120
CA Norwalk LA Mirada Unified School District
Series 2005 B,
Insured: NPFGC (a) 08/01/23	9,790,000	4,757,940
CA Poway Unified School District
Series 2009 A,
(a) 08/01/24	1,750,000	807,380
CA San Diego Unified School District
Series 2009 A,
(a) 07/01/30	22,500,000	6,702,075
CA San Juan Unified School District
Series 2001,
Insured: AGMC (a) 08/01/18	1,785,000	1,306,959
CA San Ysidro School District
Series 2005 D,
Insured: NPFGC (a) 08/01/23	2,330,000	1,076,693
CA Vallejo City Unified School District
Series 2002 A,
Insured: NPFGC 5.900% 02/01/20	1,000,000	1,051,650
CA West Contra Costa Unified School District
Series 2001 B,
Insured: NPFGC 6.000% 08/01/24	2,320,000	2,523,534

	Par ($)	Value ($)
CA Yuba City Unified School District
Series 2000,
Insured: NPFGC (a) 09/01/18	1,160,000	796,584
IL Champaign County
Series 1999,
Insured: NPFGC: 8.250% 01/01/20	1,015,000	1,368,565
8.250% 01/01/23	1,420,000	1,952,457
IL Chicago Board of Education
Series 1998 B-1,
Insured: NPFGC: (a) 12/01/21	8,000,000	4,639,840
(a) 12/01/22	25,200,000	13,726,692
Series 2005 A,
Insured: AMBAC 5.500% 12/01/22	4,750,000	5,235,070
IL Chicago
Series 1999,
Insured: NPFGC 5.500% 01/01/23	9,750,000	10,976,550
IL Cook County School District No. 102
Series 2001,
Insured: NPFGC (a) 12/01/20	3,065,000	2,011,927
IL Cook County School District No. 209-Provisional Township
Series 2004,
Insured: AGMC 5.000% 12/01/15	1,750,000	2,017,225
IL De Kalb County Community Unified School District No. 424
Series 2001,
Insured: AMBAC: (a) 01/01/20	2,575,000	1,720,126
(a) 01/01/21	2,675,000	1,684,207
IL Du Page County Community High School District No. 99
Series 1993,
5.600% 01/01/21	2,565,000	2,979,248
IL Kane & De Kalb Counties Community Unit School District No. 302
Series 2004,
Insured: NPFGC (a) 02/01/21	3,165,000	1,944,734

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund

November 30, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
IL Lake County School District No. 56
Series 1997,
Insured: NPFGC 9.000% 01/01/17	10,440,000	14,038,564
IL Will County School District No. 114
Series 2005 C,
Insured: NPFGC (a) 12/01/23	2,130,000	1,097,291
IL Will County School District No. 365-UVY
Series 1999 B,
Insured: AGMC (a) 11/01/18	3,370,000	2,421,210
LA New Orleans
Series 1991,
Insured: AMBAC (a) 09/01/12	6,250,000	5,855,687
MI Detroit City School District
Series 2005 A,
5.000% 05/01/17	2,500,000	2,663,625
Series 2005 A,
Insured: AGMC 5.250% 05/01/30	10,000,000	9,987,500
MI Paw Paw Public School District
Series 1998,
Insured: NPFGC 5.000% 05/01/25	1,020,000	1,135,658
MI St. John's Public School
Series 1998,
Insured: NPFGC 5.100% 05/01/25	1,790,000	1,993,702
NJ Washington Township Board of Education Mercer County
Series 2005,
Insured: AGMC 5.250% 01/01/27	1,410,000	1,617,552
NY State
Series 2007 M,
5.000% 04/01/22	2,000,000	2,128,160
OH Adams County Ohio Valley Local School District
Series 1995,
Insured: NPFGC 7.000% 12/01/15	3,000,000	3,363,930
OH Cincinnati City School District
Series 2006,
Insured: NPFGC 5.250% 12/01/30	4,000,000	4,437,840

	Par ($)	Value ($)
OH Kings Local School District
Series 1995,
Insured: NPFGC 7.500% 12/01/16	2,110,000	2,545,335
OR Linn County Community School District No. 9
Series 2005,
Insured: NPFGC 5.500% 06/15/30	1,435,000	1,648,657
PA Cornwall-Lebanon School District
Series 2001,
Insured: AGMC (a) 03/15/18	3,020,000	2,384,622
TX Dallas County Flood Control District
Series 2002,
7.250% 04/01/32	7,500,000	7,772,400
TX Deaf Smith County Hospital District
Series 2010 A,
6.500% 03/01/40	4,000,000	3,983,920
TX Galveston County
Series 2001,
Insured: NPFGC (a) 02/01/20	1,510,000	1,059,839
TX North East Independent School District
Series 2007,
Insured: PSFG 5.250% 02/01/31	10,000,000	11,330,200
WA Clark County School District No. 37 Vancouver
Series 2001 C,
Insured: NPFGC: (a) 12/01/16	3,000,000	2,591,400
(a) 12/01/20	6,150,000	4,260,720
Local General Obligations Total		171,474,649
Special Non-Property Tax – 9.2%
AL Jefferson County
Series 2004 A,
5.250% 01/01/19	2,790,000	2,566,744
FL Tampa Sports Authority
Series 1995,
Insured: NPFGC 5.750% 10/01/25	2,500,000	2,505,350
GA Metropolitan Atlanta Rapid Transit Authority
Series 1992 P,
Insured: AMBAC 6.250% 07/01/20	6,000,000	7,157,640

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund

November 30, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
GU Territory of Guam
Series 2009 A,
5.750% 12/01/34	2,000,000	2,023,800
IL Metropolitan Pier & Exposition Authority
Series 1993 A,
Insured: NPFGC (a) 06/15/16	3,750,000	3,066,187
Series 2010 B2,
5.000% 06/15/50	2,875,000	2,719,175
IL Regional Transportation Authority
Series 1994 C,
Insured: NPFGC 7.750% 06/01/20	5,000,000	6,383,400
Series 2002 A,
Insured: NPFGC 6.000% 07/01/31	5,400,000	6,303,636
IL Sales Tax Revenue
Series 2002,
Insured: NPFGC 6.000% 06/15/23	4,000,000	4,601,720
KS Wyandotte County – Kansas City Unified Government
Series 2010,
(a) 06/01/21	18,550,000	10,193,039
KY Economic Development Finance Authority
Louisville Arena Project,
Series 2008 A1, Insured: AGC 6.000% 12/01/38	2,850,000	2,997,374
MA Bay Transportation Authority
Series 2005 A,
5.000% 07/01/25	3,000,000	3,367,920
Series 2005 B,
Insured: NPFGC: 5.500% 07/01/26	1,500,000	1,759,020
5.500% 07/01/29	2,000,000	2,296,580
Series 2006 A:
5.250% 07/01/29	3,185,000	3,556,371
5.250% 07/01/34	22,000,000	24,178,660
MO Manchester
Series 2010,
6.875% 11/01/39	1,500,000	1,495,200
NV Sparks Tourism Improvement District No. 1
Series 2008 A,
6.750% 06/15/28 (f)	2,000,000	1,875,240

	Par ($)	Value ($)
NY Dormitory Authority
Series 2005 B,
Insured: AMBAC: 5.500% 03/15/24	10,170,000	11,976,802
5.500% 03/15/27	11,240,000	13,213,632
5.500% 03/15/29	2,030,000	2,361,580
5.500% 03/15/30	6,040,000	6,966,053
Series 2008 B,
5.250% 03/15/38	5,000,000	5,200,600
NY Local Government Assistance Corp.
Series 1993 E:
Insured: AMBAC 5.250% 04/01/16	10,000,000	11,466,400
Insured: NPFGC 5.000% 04/01/21	3,655,000	4,205,626
NY Metropolitan Transportation Authority
Series 2009 B,
5.000% 11/15/34	3,000,000	3,082,800
NY Sales Tax Asset Receivables Corp.
Series 2004 A,
Insured: AMBAC 5.000% 10/15/32	3,950,000	4,050,646
OH Hamilton County Sales Tax Revenue
Series 2000 B,
Insured: AMBAC (a) 12/01/20	2,000,000	1,271,120
PR Commonwealth of Puerto Rico Highway & Transportation Authority
Series 1996 Z,
Insured: AGMC 6.000% 07/01/18	10,000,000	11,512,400
PR Commonwealth of Puerto Rico Sales Tax Financing Corp.
Series 2010 C,
5.250% 08/01/41	10,000,000	9,849,300
TX Harris County Houston Sports Authority
Series 2001 A,
Insured: NPFGC: (a) 11/15/14	3,905,000	2,995,721
(a) 11/15/15	3,975,000	2,838,269
(a) 11/15/16	4,040,000	2,668,945
TX Houston Hotel Occupancy
Series 2001 B,
Insured: AMBAC (a) 09/01/17	2,000,000	1,444,880

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund

November 30, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
UT Transit Authority Sales Tax Revenue
Series 2006 C,
Insured: AGMC 5.250% 06/15/29	10,000,000	11,357,000
VA Peninsula Town Center Community Development Authority
Series 2007,
6.250% 09/01/24	2,375,000	2,344,600
Special Non-Property Tax Total		197,853,430
Special Property Tax – 1.4%
CA Huntington Beach Community Facilities District
Grand Coast Resort,
Series 2001-1, 6.450% 09/01/31	1,850,000	1,849,759
CT Harbor Point Infrastructure Improvement District
Series 2010 A,
7.875% 04/01/39	8,000,000	8,322,480
FL Double Branch Community Development District
Series 2002 A,
6.700% 05/01/34	1,295,000	1,321,768
FL Tolomato Community Development District
Series 2007:
6.375% 05/01/17	1,000,000	743,910
6.550% 05/01/27	3,500,000	2,548,175
FL Village Center Community Development District
Series 1998 A,
Insured: NPFGC 5.500% 11/01/12	750,000	784,267
FL Waterset North Community Development District
Series 2007 A,
6.600% 05/01/39	3,000,000	1,777,500
FL Westchester Community Development District No. 1
Series 2003,
6.000% 05/01/23	2,095,000	1,944,265
IL Sports Facilities Authority
Series 2001,
Insured: AMBAC (a) 06/15/18	4,000,000	2,887,360
IN Portage
Series 2006,
5.000% 01/15/27	410,000	386,569
OH Hickory Chase Community Authority
Series 2008,
6.750% 12/01/27	6,165,000	4,165,506

	Par ($)	Value ($)
OH Toledo-Lucas County Port Authority
Series 2007,
5.400% 11/01/36	2,630,000	2,098,161
Special Property Tax Total		28,829,720
State Appropriated – 6.1%
CA Public Works Board
Series 2009,
6.125% 11/01/29	6,000,000	6,274,140
IN Office Building Commission
Series 1995 B,
Insured: AMBAC 6.250% 07/01/16	8,000,000	9,154,800
NJ Economic Development Authority
Series 2005 N-1:
Insured: AGMC
5.500% 09/01/25	23,990,000	26,664,165
Insured: NPFGC 5.500% 09/01/27	5,000,000	5,453,750
NJ Transportation Trust Fund Authority
Series 1999 A:
5.750% 06/15/18	5,000,000	5,818,400
5.750% 06/15/20	4,150,000	4,766,067
Series 2006 A,
5.500% 12/15/23	3,000,000	3,322,260
NY Dormitory Authority
Series 1993 A:
Insured: CGIC 6.000% 07/01/20	6,140,000	7,134,312
Insured: NPFGC 5.875% 05/15/17	28,240,000	32,675,657
Series 1993,
6.000% 07/01/20	13,350,000	15,567,702
UT Building Ownership Authority
Series 1998 C,
Insured: AGMC
5.500% 05/15/19	3,450,000	4,029,669
WI State
Series 2009 A,
5.750% 05/01/33	5,700,000	6,124,251
WV Building Commission
Series 1998 A,
Insured: AMBAC 5.375% 07/01/21	3,215,000	3,545,181
State Appropriated Total		130,530,354

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund

November 30, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
State General Obligations – 8.9%
CA State
Series 2002,
Insured: AMBAC 6.000% 04/01/17	2,500,000	2,915,775
Series 2006,
4.500% 10/01/36	4,015,000	3,429,974
Series 2007:
4.500% 08/01/30	45,000,000	40,378,500
5.000% 12/01/37	8,500,000	8,008,190
Series 2008,
5.250% 03/01/38	8,250,000	8,050,762
Series 2009:
5.500% 11/01/39	15,520,000	15,562,680
6.000% 04/01/35	15,000,000	15,719,400
Series 2010,
5.500% 03/01/40	11,200,000	11,215,008
FL Board of Education
Series 1985,
9.125% 06/01/14	1,025,000	1,135,167
IL State
Series 2001,
Insured: NPFGC 6.000% 11/01/26	3,000,000	3,434,940
Series 2004 A,
5.000% 03/01/34	3,000,000	2,845,710
Series 2006,
5.500% 01/01/31	7,985,000	8,321,648
MA Bay Transportation Authority
Series 1994 A,
Insured: AGMC 7.000% 03/01/19	2,500,000	3,076,625
MA State
Series 2006 B,
Insured: AGMC 5.250% 09/01/25	5,000,000	5,800,400
PR Commonwealth of Puerto Rico Public Buildings Authority
Series 2002 F,
5.250% 07/01/20	2,000,000	2,063,760
Series 2007,
6.250% 07/01/31	27,000,000	30,225,690
PR Commonwealth of Puerto Rico
Series 1996 B,
Insured: AMBAC 6.500% 07/01/15	2,650,000	2,982,973

	Par ($)	Value ($)
WA State
Series 2000 S-5,
Insured: NPFGC (a) 01/01/19	1,500,000	1,154,865
Series 2007 D,
Insured: AMBAC 4.500% 01/01/30	24,470,000	24,494,959
State General Obligations Total		190,817,026
Tax-Backed Total		774,001,997
Transportation – 9.0%
Air Transportation – 0.6%
CO Denver City & County Special Facility Authority
United Airlines, Inc.,
Series 2007, AMT, 5.250% 10/01/32 (j)	5,000,000	4,056,550
IN Indianapolis Airport Authority
United Airlines, Inc.,
Series 1995 A, AMT, 6.500% 11/15/31 (k)	1,348,945	6,745
NJ Economic Development Authority
Continental Airlines, Inc.,
Series 1999, AMT: 6.250% 09/15/19	1,300,000	1,263,977
6.250% 09/15/29	2,000,000	1,876,000
6.400% 09/15/23	4,000,000	3,884,160
NY New York City Industrial Development Agency
American Airlines, Inc.,
Series 2005, AMT, GTY AGMT: AMR Corp. 7.625% 08/01/25 (c)	1,000,000	1,047,820
Air Transportation Total		12,135,252
Airports – 0.8%
FL Miami-Dade
Series 2010 A1,
5.375% 10/01/35	6,000,000	6,047,400
TX Houston
Series 2009 A,
5.500% 07/01/34	10,500,000	11,009,880
Airports Total		17,057,280
Toll Facilities – 6.0%
CA San Joaquin Hills Transportation Corridor Agency
Series 1997 A,
Insured: NPFGC: (a) 01/15/12	2,500,000	2,360,200
(a) 01/15/14	14,450,000	12,102,453

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund

November 30, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
CO E-470 Public Highway Authority
Series 1997 B,
Insured: NPFGC (a) 09/01/22	6,515,000	3,181,340
Series 2000,
Insured: NPFGC (a) 09/01/18	18,600,000	12,243,636
FL Orlando-Orange County Expressway Authority
Series 2010 C,
5.000% 07/01/40	10,000,000	9,743,400
MA Turnpike Authority
Series 1997 A,
Insured: NPFGC (a) 01/01/24	7,000,000	3,552,850
Series 1997 C,
Insured: NPFGC:
(a) 01/01/18	4,700,000	3,483,969
(a) 01/01/20	17,000,000	11,096,920
NJ Turnpike Authority
Series 1991 C,
Insured: AGMC 6.500% 01/01/16	1,415,000	1,727,573
Series 2004 C-2,
Insured: AMBAC 5.500% 01/01/25	2,500,000	2,814,400
Series 2005,
Insured: AGMC 5.250% 01/01/30	2,000,000	2,177,240
Series 2009 E,
5.250% 01/01/40	4,425,000	4,565,936
Series 2009 H,
5.000% 01/01/36	3,000,000	3,037,680
NY Triborough Bridge & Tunnel Authority
Series 2002,
Insured: NPFGC 5.500% 11/15/20	6,800,000	8,056,436
TX Central Texas Regional Mobility Authority
Series 2010,
(a) 01/01/25	2,000,000	830,240
TX North Texas Tollway Authority
Series 2008 F,
5.750% 01/01/38	11,355,000	11,354,319
Series 2009 C,
5.250% 01/01/44	10,000,000	9,112,500

	Par ($)	Value ($)
TX Turnpike Authority
Series 2002 A,
Insured: AMBAC: (a) 08/15/16	7,000,000	5,556,180
(a) 08/15/18	10,000,000	6,968,500
(a) 08/15/19	10,330,000	6,716,463
VA Richmond Metropolitan Authority
Series 1998,
Insured: NPFGC 5.250% 07/15/22	7,800,000	8,564,790
Toll Facilities Total		129,247,025
Transportation – 1.6%
IN Finance Authority Highway Revenue
Series 2007 A,
Insured: NPFGC 4.500% 06/01/29	10,000,000	9,962,700
NV Department of Business & Industry
Las Vegas Monorail Co., 2nd Tier,
Series 2000: 7.375% 01/01/30 (i)	1,650,000	17
7.375% 01/01/40 (i)	3,750,000	38
NY Metropolitan Transportation Authority
Series 2007 A,
Insured: AGMC 5.000% 11/15/33	12,000,000	11,918,760
Series 2007 B,
5.000% 11/15/24	6,820,000	7,067,020
OH Toledo-Lucas County Port Authority
Series 1992,
6.450% 12/15/21	3,950,000	4,518,049
Transportation Total		33,466,584
Transportation Total		191,906,141
Utilities – 14.7%
Independent Power Producers – 0.6%
NY Port Authority of New York & New Jersey
KIAC Partners,
Series 1996 IV, AMT, 6.750% 10/01/19	7,000,000	6,738,550
NY Suffolk County Industrial Development Agency
Nissequogue Cogeneration Partners Facilities,
Series 1998, AMT, 5.500% 01/01/23	7,800,000	6,838,884
Independent Power Producers Total		13,577,434

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund

November 30, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
Investor Owned – 3.6%
DE Economic Development Authority
Delmarva Power & Light Co.,
Series 2010, 5.400% 02/01/31	5,000,000	5,022,050
HI Department of Budget & Finance
Hawaiian Electric Co.,
Series 2009, GTY AGMT: Hawaiian Electric Co. 6.500% 07/01/39	5,250,000	5,616,240
IN Development Finance Authority
Series 1999, AMT,
5.950% 08/01/30	5,000,000	5,000,750
IN Jasper County Pollution Control Revenue
Northern Indiana Public Service Co.:
Series 1994 C, Insured: NPFGC 5.850% 04/01/19	3,000,000	3,338,460
Series 2003,
Insured: AMBAC 5.700% 07/01/17	2,000,000	2,227,640
IN Petersburg
Series 1995 C, AMT,
5.950% 12/01/29	5,000,000	4,949,550
MA Development Finance Agency
Dominion Energy Brayton,
Series 2006, AMT, 5.000% 02/01/36 (c)	3,000,000	2,855,490
MI Strategic Fund
Detroit Edison Co.,
Series 1991 BB, Insured: AMBAC 7.000% 05/01/21	2,505,000	3,003,645
NY Energy & Research Development Authority
Brooklyn Union Gas Co.,
Series 1993, 10.450% 04/01/20 (12/15/10) (c)(d)	13,000,000	13,472,940
PA Economic Development Financing Authority
Allegheny Energy Speciality Co.,
Series 2009, 7.000% 07/15/39	13,000,000	14,305,070

	Par ($)	Value ($)
TX Brazos River Authority Pollution Control Revenue
TXU Energy Co. LLC:
Series 1999 B, AMT, 6.750% 09/01/34 (04/01/13) (c)(d)	12,455,000	9,302,764
Series 2001 A, AMT,
8.250% 10/01/30	5,250,000	2,077,740
Series 2003 A, AMT,
6.750% 04/01/38 (c)	1,900,000	1,418,578
TX Matagorda County Navigation District No. 1
Series 2001 A,
6.300% 11/01/29	2,800,000	2,984,744
TX Sabine River Authority Pollution Control Revenue
Series 2001 C,
5.200% 05/01/28	3,000,000	1,007,910
Investor Owned Total		76,583,571
Joint Power Authority – 4.0%
AZ Salt River Project Agricultural Improvement & Power District
Series 2006 A,
5.000% 01/01/37	5,000,000	5,080,500
GA Municipal Electric Authority
Series 1991,
Insured: NPFGC 6.600% 01/01/18	17,280,000	20,305,728
KY Ohio County Pollution Control
Series 2010 A,
6.000% 07/15/31	10,770,000	10,815,988
NC Eastern Municipal Power Agency
Series 1991 A,
6.500% 01/01/18	2,185,000	2,662,051
Series 2009 B,
5.000% 01/01/26	7,000,000	7,253,960
ND McLean
Great River Energy,
Series 2010 B, 5.150% 07/01/40	7,900,000	7,700,604
SC Piedmont Municipal Power Agency
Series 1993,
Insured: NPFGC 5.375% 01/01/25	11,370,000	12,486,534
Series 2004 A,
Insured: NPFGC (a) 01/01/24	5,000,000	2,528,050

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund

November 30, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
SC Public Service Authority
Series 2008 A,
5.500% 01/01/38	3,000,000	3,209,730
TX Sam Rayburn Municipal Power Agency
Series 2002,
6.000% 10/01/16	5,000,000	5,231,950
WY Campbell
Basin Electric Power Cooperative,
Series 2009, 5.750% 07/15/39	7,900,000	8,430,248
Joint Power Authority Total		85,705,343
Municipal Electric – 1.7%
NY Long Island Power Authority
Series 2008 A,
6.000% 05/01/33	2,725,000	2,962,947
PA Westmoreland County Municipal Authority
Series 1995 A,
Insured: NPFGC (a) 08/15/23	5,540,000	2,958,028
Series 1999 A,
Insured: NPFGC (a) 08/15/22	2,000,000	1,182,240
PR Commonwealth of Puerto Rico Electric Power Authority
Series 2007 VV,
Insured: NPFGC 5.250% 07/01/34	10,870,000	10,811,302
Series 2010 XX,
5.250% 07/01/40	4,250,000	4,187,015
SD Heartland Consumers Power District
Series 1992,
Insured: AGMC 6.000% 01/01/17	13,600,000	15,532,288
Municipal Electric Total		37,633,820
Water & Sewer – 4.8%
AL Birmingham Waterworks & Sewer Board
Series 2007 A,
Insured: AMBAC 4.375% 01/01/32	6,000,000	5,525,520
AL Jefferson County
Series 1997 A,
Insured: FGIC 5.625% 02/01/22	570,000	216,988

	Par ($)	Value ($)
CA Castaic Lake Water Agency
Series 1999,
Insured: AMBAC (a) 08/01/24	9,445,000	4,427,627
CA San Diego Public Facilities Financing Authority
Series 2009,
5.250% 05/15/39	17,000,000	17,658,070
CA San Francisco City & County Public Utilities Commission
Series 2006 A,
Insured: AGMC 4.500% 11/01/31	17,800,000	16,963,756
FL Seminole County
Series 1992,
Insured: NPFGC 6.000% 10/01/19	470,000	546,337
GA Atlanta Water & Wastewater Revenue
Series 1991 A,
Insured: NPFGC 5.500% 11/01/22	5,475,000	5,995,453
Series 2001 A,
Insured: NPFGC 5.500% 11/01/27	1,500,000	1,586,655
GA Henry County Water & Sewer Authority
Series 1997,
Insured: AMBAC 6.150% 02/01/20	5,390,000	6,460,616
GA Milledgeville Water & Sewer Revenue
Series 1996,
Insured: AGMC 6.000% 12/01/21	1,000,000	1,187,430
IL Chicago
Series 1998,
Insured: NPFGC (a) 01/01/20	7,275,000	5,000,035
IN Bond Bank Revenue
Series 2008 B,
Insured: AGMC (a) 06/01/29	8,075,000	2,948,425
MA Water Resources Authority
Series 2002 J,
Insured: AGMC 5.500% 08/01/21	5,000,000	6,039,850
Series 2006 A,
Insured: AMBAC 5.000% 08/01/24	2,170,000	2,364,627

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund

November 30, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
MS V Lakes Utility District
Series 1994,
7.000% 07/15/37 (07/15/24) (c)(d)	465,000	418,705
NY New York City Municipal Water Finance Authority
Series 2001 D,
5.250% 06/15/25	2,535,000	2,602,963
OH Cleveland Waterworks Revenue
Series 1993 G,
Insured: NPFGC 5.500% 01/01/21	4,015,000	4,614,961
OH Lakewood Water Systems Revenue
Series 1995,
Insured: AMBAC 5.850% 07/01/20	1,825,000	2,135,652
OH Water Development Authority
Series 2005 B,
4.750% 06/01/25	920,000	965,181
TX Houston Water & Sewer Systems
Series 1998 A,
Insured: AGMC: (a) 12/01/19	9,545,000	6,947,233
(a) 12/01/23	985,000	571,704
VA Fairfax County Water Authority
Series 2005 B,
5.250% 04/01/24	6,175,000	7,375,296
Water & Sewer Total		102,553,084
Utilities Total		316,053,252
Total Municipal Bonds (cost of $2,030,064,245)		2,084,931,619
Municipal Preferred Stocks – 0.4%
	Shares
Housing – 0.4%
Multi-Family – 0.4%
Munimae TE Bond Subsidiary LLC
Series 2000 B, AMT,
7.750% 06/30/50 (f)	10,000,000	8,201,200
Series 2005 C-3, AMT,
5.500% 11/29/49 (f)	1,000,000	659,430
Multi-Family Total		8,860,630
Housing Total		8,860,630
Total Municipal Preferred Stocks (cost of $11,000,000)		8,860,630

Investment Companies – 1.3%
	Shares	Value ($)
BofA Tax-Exempt Reserves,
Capital Class Shares (7 day yield of 0.140%) (l)	13,045,002	13,045,002
Dreyfus Tax-Exempt Cash
Management Fund (7 day yield of 0.100%)	14,105,852	14,105,852
Total Investment Companies (cost of $27,150,854)		27,150,854
Total Investments – 99.0% (cost of $2,068,215,099) (b)		2,120,943,103
Other Assets & Liabilities, Net – 1.0%		22,473,210
Net Assets – 100.0%		2,143,416,313

Notes to Investment Portfolio:

(a)  Zero coupon bond.

(b)  Cost for federal income tax purposes is $2,063,492,950.

(c)  The interest rate shown on floating rate or variable rate securities reflects the rate at November 30, 2010.

(d)  Parenthetical date represents the next interest rate reset date for the security.

(e)  The issuer is in default of certain debt covenants. Income is being partially accrued based on the execution of a forbearance agreement with the borrower. At November 30, 2010, the value of these securities amounted to $8,127,057, which represents 0.4% of net assets.

(f)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2010, these securities, which are not illiquid except for the following, amounted to $42,706,230, which represents 2.0% of net assets.

Security	Acquisition Date	Par/ Shares	Cost	Value
Resolution Trust Corp. Pass-Through Certificates, Series 1993 A, 8.500% 12/01/16	08/27/93	$6,615,223	$6,751,636	$6,296,104
CA Cabazon Band Mission Indians, Series 2004:	10/08/04-
4.840% 10/01/15	05/14/10	$1,740,000	1,670,000	1,168,758
	10/08/04-
5.050% 10/01/19	05/14/10	$8,670,000	8,323,500	5,715,958
OR Cow Creek Band Umpqua Tribe of Indians, Series 2006 C, 5.625% 10/01/26	06/15/06	$3,500,000	3,500,000	2,806,195
Munimae TE Bond Subsidiary, LLC: Series 2000 B, AMT, 7.750% 06/30/50	09/05/02	10,000,000	10,000,000	8,201,200
Series 2005 C-3, AMT, 5.500% 11/29/49	11/04/05	1,000,000	1,000,000	659,430
				$24,847,645

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund

November 30, 2010

(g)  Security purchased on a delayed delivery basis.

(h)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(i)  The issuer is in default of certain debt covenants. Income is not being accrued. At November 30, 2010, the value of these securities amounted to $2,603,535, which represents 0.1% of net assets.

(j)  Position reflects anticipated residual bankruptcy claims. Income is not being accrued.

(k)  The issuer is in default of certain debt covenants. Income is not being accrued. Amounts represent residual bankruptcy claims. At November 30, 2010, the value of this security amounted to $6,745, which represents less than 0.1% of net assets.

(l)  Investments in affiliates during the year ended November 30, 2010:

Affiliate	Value beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of Period
BofA Tax-Exempt Reserves, Capital Class Shares (7 day yield of 0.140%)*	$8,400,884	$130,116,324	$128,662,066	$5,793	$—

*  As of May 1, 2010, this company was no longer an affiliate of the fund. The above table reflects activity for the period from December 1, 2009 through April 30, 2010.

The following table summarizes the inputs used, as of November 30, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal Bonds
Education	$—	$146,929,219	$—	$146,929,219
Health Care	—	176,343,550	4,759,227	181,102,777
Housing	—	84,096,007	—	84,096,007
Industrials	—	66,147,058	—	66,147,058
Other	—	285,437,327	—	285,437,327
Other Revenue	—	31,672,197	—	31,672,197
Resource Recovery	—	7,585,644	—	7,585,644
Tax-Backed	—	774,001,997	—	774,001,997
Transportation	—	191,906,141	—	191,906,141
Utilities	—	316,053,252	—	316,053,252
Total Municipal Bonds	—	2,080,172,392	4,759,227	2,084,931,619
Total Municipal Preferred Stocks	—	8,860,630	—	8,860,630
Total Investment Companies	27,150,854	—	—	27,150,854
Total Investments	$27,150,854	$2,089,033,022	$4,759,227	$2,120,943,103

The following table reconciles asset balances for the year ending November 30, 2010, in which significant unobservable inputs (Level 3) were used in determining value:

Investment in Securities	Balance as of November 30, 2009	Accrued Discounts/ (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Transfers into Level 3	Transfers (out of) Level 3	Balance as of November 30, 2010
Municipal Bonds Health Care	$6,849,500	$—	$—	$(1,690,273)	$—	$(400,000)	$—	$—	$4,759,227

The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

The change in unrealized depreciation attributed to securities owned at November 30, 2010, which were valued using significant unobservable inputs (Level 3) amounted to $1,690,273. This amount is included in net change in unrealized appreciation (depreciation) on investments on the Statement of Changes in Net Assets.

For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At November 30, 2010, the composition of the Fund by revenue source is as follows:

Holdings by Revenue Source (Unaudited)	% of Net Assets
Tax-Backed	36.1
Utilities	14.7
Refunded/Escrowed	10.6
Transportation	9.0
Health Care	8.4
Education	6.9
Housing	4.3
Industrials	3.1
Pool/Bond Bank	1.5
Other Revenue	1.5
Other	0.8
Tobacco	0.4
Resource Recovery	0.4
97.7
Investment Companies	1.3
Other Assets & Liabilities, Net	1.0
100.0

At November 30, 2010, the Fund held investments in the following states/territories:

State/Territory	% of Total Investments
California	12.7
New York	12.4
Massachusetts	9.6
Texas	7.9
Illinois	7.7
New Jersey	5.2
Other*	44.5
100.0

* Includes all states/territories that are individually less than 5.0% of total investments.

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund

November 30, 2010

Acronym	Name
AGMC	Assured Guaranty Municipal Corp.

AGC	Assured Guarantee Corp.

AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

CAP	Capital Markets Assurance Corp.

CGIC	Capital Guaranty Insurance Corp.

FGIC	Financial Guaranty Insurance Co.

FHA	Federal Housing Administration

GNMA	Government National Mortgage Association

GTY AGMT	Guaranty Agreement

LOC	Letter of Credit

NPFGC	National Public Finance Guarantee Corp.

PSFG	Permanent School Fund Guarantee

RAD	Radian Asset Assurance, Inc.

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities – Columbia Tax-Exempt Fund
November 30, 2010

		($)
Assets	Investments, at cost	2,068,215,099
	Investments, at value	2,120,943,103
	Cash	81
	Receivable for:
	Fund shares sold	968,643
	Interest	32,334,990
	Trustees' deferred compensation plan	225,592
	Prepaid expenses	21,322
	Total Assets	2,154,493,731
Liabilities	Expense reimbursement due to investment adviser	89
	Payable for:
	Investments purchased on a delayed delivery basis	2,800,000
	Fund shares repurchased	2,667,281
	Distributions	3,860,967
	Investment advisory fee	869,855
	Pricing and bookkeeping fees	21,261
	Transfer agent fee	210,666
	Trustees' fees	29,674
	Custody fee	9,819
	Distribution and service fees	248,364
	Chief compliance officer expenses	544
	Trustees' deferred compensation plan	225,592
	Other liabilities	133,306
	Total Liabilities	11,077,418
	Net Assets	2,143,416,313
Net Assets Consist of	Paid-in capital	2,087,575,482
	Undistributed net investment income	8,356,194
	Accumulated net realized loss	(5,243,367)
	Net unrealized appreciation (depreciation) on investments	52,728,004
	Net Assets	2,143,416,313

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities (continued) – Columbia Tax-Exempt Fund
November 30, 2010

Class A	Net assets	$1,305,921,016
	Shares outstanding	99,478,215
	Net asset value per share	$13.13	(a)
	Maximum sales charge	4.75%
	Maximum offering price per share ($13.13/0.9525)	$13.78	(b)
Class B	Net assets	$6,816,517
	Shares outstanding	519,249
	Net asset value and offering price per share	$13.13	(a)
Class C	Net assets	$37,376,611
	Shares outstanding	2,847,159
	Net asset value and offering price per share	$13.13	(a)
Class Z	Net assets	$793,302,169
	Shares outstanding	60,429,711
	Net asset value, offering and redemption price per share	$13.13

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

Statement of Operations – Columbia Tax-Exempt Fund
For the Year Ended November 30, 2010

		($)
Investment Income	Interest	116,854,165
	Dividends	21,936
	Dividends from affiliates	5,793
	Total Investment Income	116,881,894
Expenses	Investment advisory fee	10,831,315
	Distribution fee:
	Class B	72,353
	Class C	274,807
	Service fee:
	Class A	2,710,660
	Class B	19,294
	Class C	73,251
	Transfer agent fee	1,614,176
	Pricing and bookkeeping fees	196,542
	Trustees' fees	109,617
	Custody fee	59,378
	Chief compliance officer expenses	2,772
	Other expenses	592,023
	Total Expenses	16,556,188
	Fees waived by distributor—Class C	(55,053)
	Expense reductions	(144)
	Net Expenses	16,500,991
	Net Investment Income	100,380,903
Net Realized and Unrealized Gain (Loss) on Investments	Net realized gain on investments	23,322,707
	Net change in unrealized appreciation (depreciation) in investments	(8,982,008)
	Net Gain	14,340,699
	Net Increase Resulting from Operations	114,721,602

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets – Columbia Tax-Exempt Fund

		Year Ended November 30,
Increase (Decrease) in Net Assets		2010 ($)	2009 ($)
Operations	Net investment income	100,380,903	105,632,423
	Net realized gain (loss) on investments	23,322,707	(6,883,770)
	Net change in unrealized appreciation (depreciation) on investments	(8,982,008)	197,868,412
	Net increase resulting from operations	114,721,602	296,617,065
Distributions to Shareholders	From net investment income:
	Class A	(59,546,856)	(62,571,869)
	Class B	(351,849)	(620,807)
	Class C	(1,387,776)	(1,223,251)
	Class Z	(38,237,268)	(40,295,250)
	Total distributions to shareholders	(99,523,749)	(104,711,177)
	Net Capital Stock Transactions	(115,047,540)	(102,215,429)
	Increase from regulatory settlements	19,753	—
	Total increase (decrease) in net assets	(99,829,934)	89,690,459
Net Assets	Beginning of period	2,243,246,247	2,153,555,788
	End of period	2,143,416,313	2,243,246,247
	Undistributed net investment income at end of period	8,356,194	8,200,811

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets (continued) – Columbia Tax-Exempt Fund

	Capital Stock Activity
	Year Ended November 30, 2010		Year Ended November 30, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	3,085,001	41,173,657	3,984,731	50,149,108
Distributions reinvested	3,170,799	42,260,626	3,542,315	44,739,739
Redemptions	(11,207,263)	(149,201,003)	(11,594,982)	(145,408,139)
Net decrease	(4,951,463)	(65,766,720)	(4,067,936)	(50,519,292)
Class B
Subscriptions	15,355	204,468	111,746	1,389,261
Distributions reinvested	14,784	196,559	28,610	360,464
Redemptions	(489,987)	(6,520,004)	(651,960)	(8,243,436)
Net decrease	(459,848)	(6,118,977)	(511,604)	(6,493,711)
Class C
Subscriptions	641,984	8,576,510	948,430	11,941,752
Distributions reinvested	50,282	670,608	44,909	568,462
Redemptions	(457,045)	(6,102,688)	(475,178)	(5,991,496)
Net increase	235,221	3,144,430	518,161	6,518,718
Class Z
Subscriptions	5,904,278	78,403,006	9,841,312	122,702,549
Distributions reinvested	666,949	8,890,492	729,539	9,211,438
Redemptions	(10,050,193)	(133,599,771)	(14,772,539)	(183,635,131)
Net decrease	(3,478,966)	(46,306,273)	(4,201,688)	(51,721,144)

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended November 30,
Class A Shares	2010	2009		2008		2007		2006
Net Asset Value, Beginning of Period	$13.05	$11.95		$13.52		$13.88		$13.49
Income from Investment Operations:
Net investment income (a)	0.59	0.60		0.59		0.60		0.61
Net realized and unrealized gain (loss) on investments and futures contracts	0.08	1.09		(1.57)		(0.37)		0.38
Total from investment operations	0.67	1.69		(0.98)		0.23		0.99
Less Distributions to Shareholders:
From net investment income	(0.59)	(0.59)		(0.59)		(0.59)		(0.60)
Increase from regulatory settlements	— (b)	—		—		—		—
Net Asset Value, End of Period	$13.13	$13.05		$11.95		$13.52		$13.88
Total return (c)	5.12%	14.42%		(7.48)%		1.74%		7.53%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense and fees (d)	0.80%	0.80%		0.78%		0.78%		0.80%
Interest expense and fees	—	—	%(e)(f)	0.02	%(e)	0.04	%(e)	0.05	%(e)
Net expenses (d)	0.80%	0.80%		0.80%		0.82%		0.85%
Net investment income (d)	4.43%	4.73%		4.56%		4.40%		4.46%
Portfolio turnover rate	11%	12%		14%		13%		5%
Net assets, end of period (000s)	$1,305,921	$1,362,545		$1,296,698		$1,533,614		$1,646,201

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Interest expense and fees relate to the Fund's liability with respect to floating-rate notes held in conjunction with investments in inverse floating rate obligations.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended November 30,
Class B Shares	2010	2009		2008		2007		2006
Net Asset Value, Beginning of Period	$13.05	$11.95		$13.52		$13.88		$13.49
Income from Investment Operations:
Net investment income (a)	0.49	0.50		0.50		0.50		0.50
Net realized and unrealized gain (loss) on investments and futures contracts	0.08	1.10		(1.58)		(0.37)		0.39
Total from investment operations	0.57	1.60		(1.08)		0.13		0.89
Less Distributions to Shareholders:
From net investment income	(0.49)	(0.50)		(0.49)		(0.49)		(0.50)
Increase from regulatory settlements	— (b)	—		—		—		—
Net Asset Value, End of Period	$13.13	$13.05		$11.95		$13.52		$13.88
Total return (c)	4.34%	13.57%		(8.17)%		0.98%		6.73%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense and fees (d)	1.55%	1.55%		1.53%		1.53%		1.55%
Interest expense and fees	—	—	%(e)(f)	0.02	%(e)	0.04	%(e)	0.05	%(e)
Net expenses (d)	1.55%	1.55%		1.55%		1.57%		1.60%
Net investment income (d)	3.69%	4.00%		3.81%		3.65%		3.71%
Portfolio turnover rate	11%	12%		14%		13%		5%
Net assets, end of period (000s)	$6,817	$12,775		$17,816		$27,047		$43,771

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Interest expense and fees relate to the Fund's liability with respect to floating-rate notes held in conjunction with investments in inverse floating rate obligations.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended November 30,
Class C Shares	2010	2009		2008		2007		2006
Net Asset Value, Beginning of Period	$13.05	$11.95		$13.52		$13.88		$13.49
Income from Investment Operations:
Net investment income (a)	0.51	0.52		0.51		0.51		0.52
Net realized and unrealized gain (loss) on investments and futures contracts	0.08	1.09		(1.57)		(0.36)		0.39
Total from investment operations	0.59	1.61		(1.06)		0.15		0.91
Less Distributions to Shareholders:
From net investment income	(0.51)	(0.51)		(0.51)		(0.51)		(0.52)
Increase from regulatory settlements	— (b)	—		—		—		—
Net Asset Value, End of Period	$13.13	$13.05		$11.95		$13.52		$13.88
Total return (c)(d)	4.49%	13.74%		(8.05)%		1.13%		6.89%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense and fees (e)	1.40%	1.40%		1.38%		1.38%		1.40%
Interest expense and fees	—	—	%(f)(g)	0.02	%(f)	0.04	%(f)	0.05	%(f)
Net expenses (e)	1.40%	1.40%		1.40%		1.42%		1.45%
Waiver/Reimbursement	0.15%	0.15%		0.15%		0.15%		0.15%
Net investment income (e)	3.83%	4.11%		3.95%		3.78%		3.83%
Portfolio turnover rate	11%	12%		14%		13%		5%
Net assets, end of period (000s)	$37,377	$34,079		$25,023		$22,650		$20,789

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment adviser and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Interest expense and fees relate to the Fund's liability with respect to floating-rate notes held in conjunction with investments in inverse floating rate obligations.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended November 30,
Class Z Shares	2010	2009		2008		2007		2006
Net Asset Value, Beginning of Period	$13.05	$11.95		$13.52		$13.88		$13.49
Income from Investment Operations:
Net investment income (a)	0.62	0.62		0.62		0.62		0.62
Net realized and unrealized gain (loss) on investments and futures contracts	0.07	1.10		(1.58)		(0.36)		0.40
Total from investment operations	0.69	1.72		(0.96)		0.26		1.02
Less Distributions to Shareholders:
From net investment income	(0.61)	(0.62)		(0.61)		(0.62)		(0.63)
Increase from regulatory settlements	— (b)	—		—		—		—
Net Asset Value, End of Period	$13.13	$13.05		$11.95		$13.52		$13.88
Total return (c)	5.33%	14.64%		(7.30)%		1.94%		7.75%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense and fees (d)	0.60%	0.60%		0.58%		0.58%		0.60%
Interest expense and fees	—	—	%(e)(f)	0.02	%(e)	0.04	%(e)	0.05	%(e)
Net expenses (d)	0.60%	0.60%		0.60%		0.62%		0.65%
Net investment income (d)	4.63%	4.93%		4.76%		4.59%		4.62%
Portfolio turnover rate	11%	12%		14%		13%		5%
Net assets, end of period (000s)	$793,302	$833,847		$814,018		$884,741		$889,644

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Interest expense and fees relate to the Fund's liability with respect to floating-rate notes held in conjunction with investments in inverse floating rate obligations.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements – Columbia Tax-Exempt Fund
November 30, 2010

Note 1. Organization

Columbia Tax-Exempt Fund (the "Fund"), a series of Columbia Funds Series Trust I (the "Trust"), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended ("the 1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective

The Fund seeks total return, consisting of current income exempt from federal income tax and of capital appreciation, consistent with moderate fluctuation of principal.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a maximum contingent deferred sales charge ("CDSC") of 1.00% based upon the holding period after purchase.

Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of other Columbia Funds.

Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase.

Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

Note 2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes

Columbia Tax-Exempt Fund, November 30, 2010

are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

On January 21, 2010, the Financial Accounting Standards Board issued an Accounting Standards Update (the "amendment"), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 or Level 3 positions. The amendment also requires that significant transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires disclosure of the reason(s) for significant transfers. Additionally purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 roll forward. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009; except for the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which will be effective for interim and annual periods beginning after December 15, 2010.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies within its portfolio of investments cash or liquid securities in an amount equal to the delayed delivery commitment.

Income Recognition

Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any. Dividend income is recorded on the ex-date.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Columbia Tax-Exempt Fund, November 30, 2010

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2010, permanent book and tax basis differences resulting primarily from differing treatments of discount accretion/premium amortization on debt securities, paydown reclassifications, proceeds from litigation settlements and market discount reclassifications were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$(701,771)	$380,029	$321,742

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended November 30, 2010 and November 30, 2009 was as follows:

	November 30,
	2010	2009
Tax-Exempt Income	$98,646,693	$104,333,465
Ordinary Income*	877,056	377,712

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of November 30, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$8,894,909	$—	$57,450,153

*  The differences between book-basis and tax-basis net unrealized appreciation are primarily due to capital loss carryforwards, discount accretion/premium amortization on debt securities and market discount reclassifications.

Columbia Tax-Exempt Fund, November 30, 2010

Unrealized appreciation and depreciation at November 30, 2010, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$129,148,069
Unrealized depreciation	(71,697,916)
Net unrealized appreciation	$57,450,153

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2017	$1,455,576

Capital loss carryforwards of $22,381,476 were utilized during the year ended November 30, 2010.

Any capital loss carryforwards acquired as part of a merger that are permanently lost due to provisions under the Internal Revenue Code are included as being expired. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

After the close of business on April 30, 2010, Ameriprise Financial, Inc. ("Ameriprise Financial") acquired a portion of the asset management business of Columbia Management Group, LLC (the "Transaction"), including the business of managing the Fund. In connection with the closing of the Transaction (the "Closing"), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment adviser of the Fund and changed its name to Columbia Management Investment Advisers, LLC (the "New Adviser"). The New Adviser receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.55%
$500 million to $1 billion	0.50%
$1 billion to $1.5 billion	0.47%
$1.5 billion to $3 billion	0.44%
$3 billion to $6 billion	0.43%
Over $6 billion	0.42%

Prior to the Closing, Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provided investment advisory, administrative and other services to the Fund under the same fee structure.

For the year ended November 30, 2010, the Fund's effective investment advisory fee rate was 0.48% of the Fund's average daily net assets.

Administration Fee

Effective upon the Closing, the New Adviser became the administrator of the Fund under a new Administrative Services Agreement (the "Administrative Agreement"). Under the Administrative Agreement, the New Adviser provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The New Adviser does not receive a fee for its services

Columbia Tax-Exempt Fund, November 30, 2010

under the Administrative Agreement. Prior to the Closing, Columbia provided administrative services to the Fund as discussed in the Investment Advisory Fee note above.

Pricing and Bookkeeping Fees

Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the New Adviser. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund's portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. The Services Agreement was terminated upon the Closing. These services are now provided under the Administrative Agreement discussed above.

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and changed its name to Columbia Management Investment Services Corp. (the "New Transfer Agent"). The New Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The New Transfer Agent receives monthly account-based service fees based on the number of open accounts and asset-based fees, calculated based on assets held in omnibus accounts, which are intended to reimburse the New Transfer Agent for certain sub-transfer agent fees (exclusive of BFDS fees). The New Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The New Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the New Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintains in connection with its services to the Fund. The New Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to the Closing, Columbia Management Services, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure.

For the year ended November 30, 2010, the Fund's annualized effective transfer agent fee rate for each class was 0.07% of the Fund's average daily net assets.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended November 30, 2010, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund's

Columbia Tax-Exempt Fund, November 30, 2010

shares and changed its name to Columbia Management Investment Distributors, Inc. (the "New Distributor").

For the year ended November 30, 2010, initial sales charges paid by shareholders on the purchase of Class A shares amounted to $82,122. For the same time period, net CDSC fees paid by shareholders on certain redemptions of Class A, Class B and Class C shares amounted to $3,623, $5,696 and $2,737, respectively.

The Fund has adopted distribution and shareholder servicing plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act for Class A, Class B and Class C shares, which require the payment of distribution and service fees. The fees are intended to compensate the New Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Payments under the Plans, which are calculated daily and paid monthly, are based on the average daily net assets of the applicable class of the Fund at the following annual rates:

Distribution Fee		Service Fee
Class B	Class C	Class A	Class B	Class C
0.75%	0.75%	0.20%	0.20%	0.20%

The New Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the combined distribution and service fees does not exceed 0.80% annually of Class C shares average daily net assets. This arrangement may be modified or terminated by the New Distributor at any time.

Prior to the Closing, Columbia Management Distributors, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares. There were no changes to the underwriting discount structure of the Fund or the service or distribution fee rates paid by the Fund as a result of the Transaction.

Fee Waivers and Expense Reimbursements

In connection with the Closing, the New Adviser has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 0.60% of the Fund's average daily net assets on an annualized basis. This arrangement may be modified or terminated by the New Adviser at any time. For the period January 1, 2009 through the Closing, Columbia voluntarily reimbursed a portion of the Fund's expenses in the same manner.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of the New Adviser or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

As a result of a fund merger, the Fund assumed the liabilities of the deferred compensation plan of the acquired fund, which are included in Trustees' fees on the Statement of Assets and Liabilities. The deferred compensation plan may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets.

Other

Prior to the Closing, the Fund made daily investments of cash balances in BofA (formerly Columbia) Tax-Exempt Reserves, formerly an affiliated open-ended investment company managed by Columbia. The income earned prior to the Closing by the Fund from such investments is included as "Dividends from affiliates" on the Statement of Operations. As an investing Fund, the Fund was indirectly allocated its proportionate share of the expenses of BofA Tax-Exempt Reserves.

Columbia Tax-Exempt Fund, November 30, 2010

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended November 30, 2010, these custody credits reduced total expenses by $144 for the Fund.

Note 6. Portfolio Information

For the year ended November 30, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $241,045,286 and $380,811,727, respectively.

Note 7. Regulatory Settlements

During the year ended November 30, 2010, the Fund received payments totaling $19,753 relating to certain regulatory settlements with third parties that the Fund had participated in during the year. The payments have been included in "Increase from regulatory settlements" on the Statement of Changes in Net Assets.

Note 8. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 14, 2010, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended November 30, 2010, the Fund did not borrow under these arrangements.

Note 9. Shareholder Concentration

As of November 30, 2010, two shareholder accounts owned 36.9% of the outstanding shares of the Fund. Purchase and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 10. Significant Risks and Contingencies

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

High-Yield Securities Risk

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Geographic Concentration of Risk

At November 30, 2010, the Fund had greater than 5% of its total net assets invested in debt obligations issued by each of California, New York, Massachusetts, Texas, Illinois and New Jersey and their political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of these states' municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

Tax Development Risk

The Fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. There is no assurance that the Internal Revenue Service

Columbia Tax-Exempt Fund, November 30, 2010

("IRS") will agree with this opinion. In the event the IRS determines that an issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result.

Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9,2007 summary judgment order in favor of the defendants.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we

Columbia Tax-Exempt Fund, November 30, 2010

believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosures.

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Tax-Exempt Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Tax-Exempt Fund (the "Fund") (a series of Columbia Funds Series Trust I) at November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
January 21, 2011

Federal Income Tax Information (Unaudited) – Columbia Tax-Exempt Fund

For the fiscal year ended November 30, 2010, 99.12% of the distributions from net investment income of the Fund qualifies as exempt interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.

The Fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in the Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
John D. Collins (Born 1938)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 64; Mrs. Fields Original Cookies, Inc. (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Rodman L. Drake (Born 1943)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 64; Jackson Hewitt Tax Service Inc. (tax preparation services); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; the Helios Funds (exchange-traded funds); and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President—Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 64; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel—Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 64; None

William E. Mayer (Born 1940)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 64; DynaVox Inc. (software developer); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Charles R. Nelson (Born 1942)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993-2008; Consultant on econometric and statistical matters. Oversees 64; None

John J. Neuhauser (Born 1943)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1984)	President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 64; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children's Environmental Health Center, New York. Oversees 64; None

Patrick J. Simpson (Born 1944)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 64; None

Anne-Lee Verville (Born 1945)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry from 1994 to 1997, President–Application Systems Division from 1991 to 1994, Chief Financial Officer–US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)). Oversees 64; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Fund Governance (continued)

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Michael A. Jones (Born 1959)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2011) Senior Vice President (since 2010)	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management. Oversees 64; None

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 President (since 2009)	Senior Vice President and General Manager–Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel–Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel–Asset Management, from 2005 to April 2010, and Vice President–Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President—Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958)

One Financial Center Boston, MA 02111 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Treasurer (since 2009) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Marybeth Pilat (Born 1968)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2010)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children's Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Julian Quero (Born 1967)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Stephen T. Welsh (Born 1957)

One Financial Center Boston, MA 02111 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Board Consideration and Approval of Advisory Agreements

In September 2010, the Board of Trustees (the "Board") unanimously approved new Investment Management Services Agreements (the "Advisory Agreements") on behalf of various Columbia funds that would increase or decrease the contractual investment advisory fee rates payable by each affected Columbia fund (each, an "Affected Fund") to Columbia Management for investment advisory services. For Columbia Tax-Exempt Fund, the Advisory Agreement will decrease contractual investment advisory fee rates. As detailed below, the Board held numerous meetings and discussions with the management team of Columbia Management and reviewed and considered materials in connection with the approval of the investment advisory fee before determining to approve the Advisory Agreements.

On April 30, 2010, Ameriprise Financial, Inc. acquired the long-term asset management business of Columbia Management Group, LLC, a subsidiary of Bank of America and the parent of the Affected Funds' former investment adviser. In connection with that acquisition, the Affected Funds entered into investment management services agreements with Columbia Management, a subsidiary of Ameriprise Financial, Inc.

Beginning in April 2010, Columbia Management presented to the Advisory Fees and Expenses Committee (the "Committee") of the Board a proposal to rationalize the fees and expenses, including the advisory fees, of the various registered investment companies in the combined complex of Columbia-, RiverSource-, Seligman- and Threadneedle-branded funds (the "Columbia Funds Complex"). Because these funds were organized at different times by many different sponsors, their fees and expenses did not reflect a common overall design, and Columbia Management proposed to implement a more consistent schedule of fees for similar funds based on a uniform pricing model across all of the funds. In this regard, Columbia Management presented the Committee with various data comparing current and proposed fee schedules to the fee schedules of peer funds, as selected by an independent third-party data provider. While Columbia Management projected that the proposed rationalization would reduce the overall fees and expenses of all of the funds in the aggregate, it was expected that certain fees and expenses, including advisory fees, would increase for certain funds. At the same time, Columbia Management presented the Committee with proposals to provide for consistent administrative services fee schedules across funds in the same asset class, reduced custody fee rates and a consistent transfer agency fee schedule across the funds, as well as initial proposals to merge various funds. In connection with these proposals, the Committee and the trustees considered a proposal by Columbia Management to contractually limit the total operating expenses (exclusive of brokerage commissions, interest (but including custodial charges relating to overdrafts), taxes and extraordinary expenses, after giving effect to any balance credits from each fund's custodian) of class A shares of funds, the expenses of which exceed the median expenses of such fund's class A shares peer group (as determined from time to time, generally annually, by an independent third-party data provider), to such median expenses (or a lower, agreed-upon rate), and to limit the total expenses of such funds' other classes to a corresponding amount, adjusted to reflect any class-specific expenses (including transfer agency fees and payments under any distribution plan, shareholder servicing plan, and/or plan administration agreement).

The Committee and the trustees who are not "interested persons" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Trust (the "Independent Trustees") requested and evaluated materials from, and were provided materials and information regarding the Advisory Agreements by, Columbia Management. The Committee, at meetings held on April 20, 2010, May 3, 2010, June 7, 2010, July 27, 2010 and August 10, 2010, and the Independent Trustees, at meetings held on April 20, 2010, May 4, 2010, June 7, 2010 and August 11, 2010, reviewed the materials provided in connection with their consideration of the Advisory Agreements and other matters relating to the proposals and discussed them with representatives of Columbia Management. The Committee and the Independent Trustees also reviewed and considered information that they had previously received in connection with their most recent consideration and approval of the current investment management services agreements with Columbia Management. They also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on the legal standards for consideration by the trustees and otherwise assisted the trustees in their deliberations. The trustees also met with, and reviewed and considered a report prepared and provided by, the independent fee consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into by Columbia Management Advisors, LLC, the Affected Funds' previous adviser, with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). Under the NYAG Settlement, the Fee Consultant's role is to manage the process by which management fees are negotiated so that they are negotiated in a manner that is at arms' length and reasonable. On August 10, 2010, the Committee recommended that the trustees approve the Advisory Agreements. On September 14, 2010, the trustees, including a majority of the Independent Trustees, approved the Advisory Agreement for each Affected Fund, subject to shareholder approval.

The trustees considered all materials that they, their legal counsel or Columbia Management believed reasonably necessary to evaluate and to determine whether to approve the Advisory Agreements. The factors considered by the Committee and the trustees in recommending approval and approving the Advisory Agreement for each Affected Fund included the following:

•  The expected benefits of continuing to retain Columbia Management as the Affected Funds' investment manager;

•  The terms and conditions of the Advisory Agreements, including the increase or decrease, as applicable, in the advisory fee schedule for each Affected Fund;

•  The impact of the proposed changes in investment advisory fee rates, as well as proposed changes in administrative services, transfer agency and custody fee rates, on each Affected Fund's total expense ratio;

•  The willingness of Columbia Management to agree to contractually limit or cap total operating expenses for Columbia Tax-Exempt Fund so that total operating expenses (exclusive of brokerage commissions, interest (but including custodial charges relating to overdrafts), taxes and extraordinary expenses, after giving effect to any balance credits from each fund's custodian) of class A shares would not exceed the median expenses of such fund's class A shares peer group (as determined from time to time, generally annually, by an independent third-party data provider);

•  That Columbia Management, and not any Affected Fund, would bear the costs of obtaining any necessary shareholder approvals of the Advisory Agreements;

•  The expected impact on expenses for certain Affected Funds of proposed mergers; and

•  The expected benefits of further integrating the Combined Fund Complex by:

o  Standardizing total management fees across similar funds in the Combined Fund Complex to promote comparability of pricing among a menu of funds available to investors, including through exchange privileges; and

o  Aligning investment advisory fee rates across funds in the Combined Fund Complex that are in the same investment category (e.g., the amendment would align the investment advisory fee rates of Columbia Large Cap Growth Fund with those of all other actively managed large-cap funds in the Combined Fund Complex).

Nature, Extent and Quality of Services Provided under the Advisory Agreements

The trustees considered the nature, extent and quality of services provided to the Affected Funds by Columbia Management and its affiliates under the Advisory Agreements and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Affected Funds by Columbia Management and its affiliates. The trustees considered, among other things, the ability of Columbia Management to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including Columbia Management's personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, the trade execution services provided on behalf of the Affected Funds and the quality of Columbia Management's investment research capabilities and the other resources that it devotes to each Affected Fund. For each Affected Fund, the trustees also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing these and related factors, the trustees concluded, within the context of their overall conclusions, that the nature, extent and quality of the services to be provided to each Affected Fund under the Advisory Agreements supported the approval of the Advisory Agreements.

Investment Performance

The trustees reviewed information about the performance of each Affected Fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each Affected Fund to the performance of peer groups of mutual funds and performance benchmarks. The trustees also reviewed a description of the third party's methodology for identifying each Fund's peer group for purposes of performance and expense comparisons. In the case of each Affected Fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant approval of the Affected Fund's Advisory Agreement. Those factors varied from fund to fund, but included one or more of the following: (i) that the Affected Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Affected Fund's investment strategy and policies and that the Affected Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Affected Fund's investment strategy; (iii) that the Affected Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that Columbia Management had taken or was taking steps designed to help improve the Affected Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The trustees noted that, through February 28, 2010, Columbia Tax-Exempt Fund's performance was in the third quintile (where the best performance would be in the first quintile) for the one- and three-year periods and in the second quintile for the five- and ten-year periods of the peer group selected by an independent third-party data provider for the purposes of performance comparisons.

After reviewing those and related factors, the trustees concluded, within the context of their overall conclusions regarding each of the Advisory Agreements, that the performance of each Affected Fund and Columbia Management was sufficient, in light of other considerations, to warrant the approval of the Advisory Agreement pertaining to that Affected Fund.

Investment Advisory Fee Rates and Other Expenses

The trustees considered that the Advisory Agreement for Columbia Tax-Exempt Fund would decrease the contractual investment advisory fee rates payable by that Fund and would be otherwise identical to that Fund's current investment management services agreement. The trustees reviewed and considered information that they had previously received in connection with the most recent approval of Columbia Tax-Exempt Fund's current investment management services agreement with Columbia Management.

After reviewing these and related factors, the trustees concluded, within the context of their overall conclusions, that the advisory fee rates under the Advisory Agreements and anticipated total expenses of each Affected Fund supported the approval of the Advisory Agreements.

Costs of Services Provided and Profitability

The trustees considered information about the advisory fees charged by Columbia Management to comparable institutional accounts. In considering the fees charged to those accounts, the trustees took into account, among other things, Columbia Management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia Management, and the additional resources required to manage mutual funds effectively. In evaluating each Affected Fund's proposed advisory fees, the trustees also took into account the demands, complexity and quality of the investment management of the Affected Fund.

The trustees also considered the compensation directly or indirectly received by Columbia Management and its affiliates in connection with their relationships with the Affected Funds. The trustees reviewed information provided by management as to the projected profitability to Columbia Management and its affiliates of their relationships with each Affected Fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant Affected Funds, the current and anticipated expense levels of each Affected Fund, and the implementation of breakpoints and/or expense limitations with respect to each Affected Fund.

After reviewing those and related factors, the trustees concluded, within the context of their overall conclusions, that the proposed changes to the advisory fees, and the related profitability to Columbia Management and its affiliates of their relationships with the Affected Fund, supported the approval of the Advisory Agreement pertaining to that Affected Fund.

Economies of Scale

The trustees considered the existence of any economies of scale in the provision by Columbia Management of services to each Affected Fund, to groups of related funds and to Columbia Management's investment advisory clients as a whole, and whether those economies of scale were shared with the Affected Funds through breakpoints in the proposed investment advisory fees or other means, such as expense limitation arrangements and additional investments by Columbia Management in investment, trading and compliance resources. The trustees noted that all of the Affected Funds were expected to benefit from breakpoints and/or expense limitation arrangements. In considering those issues, the trustees also took note of the costs of the services to be provided (both on an absolute and relative basis) and the projected profitability to Columbia Management and its affiliates of their relationships with the Affected Funds, as discussed above. The trustees also noted the expected expense synergies and other anticipated benefits to Columbia Management and fund shareholders of both the rationalization of fees and expenses and the proposed mergers of certain Affected Funds. After reviewing these and related factors, the trustees concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Affected Funds supported the approval of the Advisory Agreements.

Other Benefits to Columbia Management

The trustees received and considered information regarding any expected "fall-out" or ancillary benefits to be received by Columbia Management and its affiliates as a result of their relationships with the Affected Funds, such as the provision by Columbia Management of administrative services to the Affected Funds and the provision by Columbia Management's affiliates of distribution and transfer agency services to the Affected Funds, and how the proposed rationalization of fees and expenses might affect such benefits, including the fact that to the extent fees payable by the Affected Funds decrease, and the fees for such Funds were subject to a contractual limit or cap on expenses, Columbia Management may pay less in expense reimbursements. The trustees considered that the Affected Funds' distributor, an affiliate of Columbia Management, retains a portion of the distribution fees from the Affected Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Affected Funds, and that other affiliates of Columbia Management receive various forms of compensation in connection with their sale of shares of the Affected Funds. The trustees also considered the benefits of research made available to Columbia Management by reason of brokerage commissions generated by the Affected Funds' securities transactions, and reviewed information about Columbia Management's practices with respect to allocating portfolio brokerage and the use of "soft" commission dollars to pay for research. The trustees considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to disclose and to monitor such possible conflicts of interest. The trustees recognized that Columbia Management's profitability would be somewhat lower without these benefits.

In their deliberations, the trustees did not identify any single item that was paramount or controlling and individual trustees may have attributed different weights to various factors. The trustees also evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each Affected Fund.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel and the Fee Consultant, the trustees, including the Independent Trustees, approved each Advisory Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

September 21, 2010

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As has been the case with my previous reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the "Bank") pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia's long-term asset management business, including management of the Atlantic Funds (the "Transaction"). The Transaction, which closed on April 30, 2010,3 resulted in the termination of the existing Investment Management Agreements with CMA. Prior to the closing of the Transaction, the Trustees and the shareholders of the Funds approved new Advisory and Administrative Agreements with an Ameriprise subsidiary now called Columbia Management Investment Advisers, LLC ("CMIA"). Those Agreements did not change the rates paid by the Funds from the levels specified in the former agreements with CMA.

CMIA serves as the adviser of funds supervised by three different Boards of Trustees: the Atlantic, Nations, and RiverSource Boards, and a subsidiary of CMIA serves as adviser to funds overseen by a fourth Board, Columbia/Wanger. After reviewing the range of funds overseen by all four Boards, CMIA proposed a series of changes intended, among other things, to rationalize its mutual fund product offerings (by, for example, proposing to merge funds with similar investment strategies) and the fees charged to the funds by CMIA and its affiliates. These proposals included (1) changes to the advisory fees paid by certain funds, (2) changes to administrative and similar fees paid by certain funds, (3) changes to the transfer agency, sub-transfer agency, custody, and pricing/bookkeeping fees paid by the Funds, and (4) mergers involving more than 60 funds. CMIA asked the Trustees to consider these proposals together. This report, consistent with and (to the extent applicable) in fulfillment of the terms of the AOD, will focus on changes to advisory and aggregate management fees and discuss other proposals insofar as they affect total fund expenses, which may be a relevant factor in considering the appropriate level of advisory and management fees (defined for purposes of this report as advisory plus administrative fees).

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. ("Ameriprise"), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

3  CMIA, Materials Prepared for the Atlantic Fees and Expense Committee, June 7, 2010 ("June 7 Materials"), Tab 1 at p. 1.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds.

annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of the adviser's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.  Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of the adviser and its affiliates from supplying such services.

II. Findings

1.  Based upon my examination of the information supplied by CMIA and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed contractual advisory and/or administrative fee changes at any asset level for each affected Atlantic Fund (each a "Fee Change Fund").

2.  In my view, the process by which the proposed management fees of each Fee Change Fund have been negotiated with CMIA thus far has been, to the extent practicable, at arm's length and reasonable and consistent with the AOD.

3.  There are 25 Funds for which CMIA has proposed an increase either in the contractual advisory or management fee (each a "Fee Increase Fund"). Seven of these Funds have a combination of higher contractual advisory fees and either lower or unchanged contractual management fees. The remaining 18 Funds have higher contractual management fees with the majority resulting from higher contractual advisory fees. For five Funds, however, the higher management fees result from a combination of lower advisory fees and higher administrative fees.

4.  The actual management fee, computed on the basis of assets as of October 31, 2009, would increase for 16 of the Fee Increase Funds after accounting for CMIA's proposed expense limitation program, non-management fee changes, and proposed mergers. Seven Funds would have lower actual management fees, and two would experience no change in actual management fees.

5.  Sixteen of the 25 Fee Increase Funds have generally median or better-than-median performance. Only one Fee Increase Fund – High Yield Opportunity Fund – would be identified for further review based on performance criteria used by the Trustees in past contract review processes.

6.  CMIA proposed that the Funds and most other mutual funds it or its affiliates advise or sponsor (together, the "CMIA Funds") be subject to a contractual expense limitation calculated as the median of the relevant fund's Lipper expense group. As a result, all Fee Increase Funds are projected to have total expenses in the first, second, or third quintiles after full implementation of the proposed fee changes, expense limitations, and mergers. The expense limitation would be recalculated every year based on updated Lipper data. An analysis of the changes in median expenses for 2009 and 2010 indicates that some Funds are likely to experience sizable changes in their expense limits. Some Funds would have higher-than-median actual management fees notwithstanding the newly-established expense limitations.

7.  CMIA reviewed differences between management of retail mutual funds and advising institutional accounts and supplied charts plotting contractual and actual institutional and fund fees against assets in various investment categories. The data showed that mutual fund fees are often lower at small asset levels reflecting CMIA's reimbursement of fund expenses. At higher asset levels, mutual fund fees typically exceed institutional fees.

8.  CMIA provided fund-by-fund projected profitability data. Due to the significant changes in the operations of the Funds (including the change of the Funds' investment adviser), historical profitability data was judged to have little relevance.

9.  CMIA provided projections of both the cumulative benefit to CMIA Fund shareholders of all aspects of its proposals (including proposed mergers) and the synergies in the form of decreased expenses that would benefit CMIA and its parent, Ameriprise.

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Tax-Exempt Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Adviser

Columbia Management Investment Advisers, LLC
100 Federal Street
Boston, MA 02110

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

Columbia Tax-Exempt Fund
P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1051 A (01/11)

Item 2. Code of Ethics.

(a)          The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that John D. Collins, Douglas A. Hacker, Charles R. Nelson and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Collins, Mr. Hacker, Mr. Nelson and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the one series of the registrant whose report to stockholders is included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended November 30, 2010 and November 30, 2009 are approximately as follows:

2010	2009
$58,200	$58,200

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended November 30, 2010 and November 30, 2009 are approximately as follows:

2010	2009
$4,600	$4,600

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2010 and 2009, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended November 30, 2010 and November 30, 2009, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended November 30, 2010 and November 30, 2009 are approximately as follows:

2010	2009
$7,800	$7,700

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended November 30, 2010 and November 30, 2009, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended November 30, 2010 and November 30, 2009 are approximately as follows:

2010	2009
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended November 30, 2010 and November 30, 2009 are approximately as follows:

2010	2009
$1,048,800	$893,200

In both fiscal years 2010 and 2009, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.  Fiscal year 2009 also includes fees for agreed upon procedures related to the sale of the long-term asset management business. Fiscal year 2010 also includes fees related to the review of revenue modeling schedules.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants.  Pre-approval of non-audit services to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations.  That approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

The Fund Treasurer and/or Director of Board Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services, actual billed and projected fees, and the means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

*****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended November 30, 2010 and November 30, 2009 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended November 30, 2010 and November 30, 2009 are approximately as follows:

2010	2009
$1,061,200	$905,500

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)          The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/J. Kevin Connaughton
J. Kevin Connaughton, President

Date	January 21, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/J. Kevin Connaughton
J. Kevin Connaughton, President

Date	January 21, 2011

By (Signature and Title)	/s/Michael G. Clarke
Michael G. Clarke, Chief Financial Officer

Date	January 21, 2011